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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A/A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. 1)

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Langer, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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LANGER, INC.
450 Commack Road
Deer Park, New York 11729-4510

May 24, 2005

To Our Stockholders:

        On behalf of your Company's Board of Directors, I cordially invite you to attend the Annual Meeting of Stockholders to be held on June 23, 2005, at 10:30 a.m., local time, at One Landmark Square, 22nd floor, Stamford, Connecticut 06901.

        The accompanying Notice of Meeting and Proxy Statement cover the details of the matters to be presented.

        A copy of the Company's annual report for the year ended December 31, 2004, is included with this mailing.

        Regardless of whether you plan to attend the Annual Meeting, I urge that you participate by completing and returning your proxy card as soon as possible. Your vote is important and will be greatly appreciated. You may revoke your proxy and vote in person if you decide to attend the Annual Meeting.

                      Cordially,

                      Langer, Inc.

                      Andrew H. Meyers
                       President and Chief Executive Officer

LANGER, INC.

Notice of Annual Meeting of Stockholders
to be held June 23, 2005

To Our Stockholders:

        You are cordially invited to attend the Annual Meeting of Stockholders, and any adjournments or postponements thereof (the "Meeting"), of Langer, Inc., a Delaware corporation (the "Company"), which will be held on June 23, 2005 at 10:30 a.m., local time, at One Landmark Square, 22nd floor, Stamford, Connecticut 06901, for the following purposes:

          1.     To elect six members to serve on the Board of Directors until the next annual meeting of stockholders and until their successors are duly elected and qualified (Proposal 1);

          2.     To consider and vote upon a proposal to adopt a new long-term incentive plan (the "2005 Stock Incentive Plan") pursuant to which an aggregate of 2,000,000 million shares of the Company's common stock will be reserved for issuance and available under such plan (Proposal 2); and

          3.     To transact such other business as may properly be brought before the Meeting.

        Stockholders of record at the close of business on May 11, 2005 shall be entitled to notice of and to vote at the Meeting. A copy of the Annual Report of the Company for the year ended December 31, 2004, is included herewith.

        YOUR VOTE IS IMPORTANT. PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE, WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING. YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON IF YOU DECIDE TO ATTEND THE MEETING.

                      By order of the Board of Directors

                      Joseph P. Ciavarella
                       Secretary

May 24, 2005

LANGER, INC.
450 Commack Road
Deer Park, New York 11729-4510

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 23, 2005

INTRODUCTION

Proxy Solicitation And General Information

        This Proxy Statement and the enclosed form of proxy (the "Proxy Card") are being furnished to the holders of common stock, par value $0.02 per share (the "Common Stock"), of Langer, Inc., a Delaware corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors (the "Board" or "Board of Directors") of the Company for use at the Annual Meeting of Stockholders to be held on June 23, 2005 10:30 a.m., local time, at One Landmark Square, 22nd Floor, Stamford, Connecticut 06901, and at any adjournment or postponement thereof (the "Meeting"). This Proxy Statement and the Proxy Card are first being sent to stockholders on or about May 25, 2005.

        At the Meeting, holders of Common Stock (the "Stockholders") will be asked:

          1.     To elect six members to serve on the Board of Directors until the next annual meeting of stockholders and until their successors are duly elected and qualified (Proposal 1);

          2.     To consider and vote upon a proposal to adopt a new long-term incentive plan (the "2005 Stock Incentive Plan") pursuant to which an aggregate of 2,000,000 million shares of the Company's common stock will be reserved for issuance and available under such plan (Proposal 2); and

          3.     To transact such other business as may properly be brought before the Meeting.

        The Board of Directors has fixed the close of business on May 11, 2005 as the record date for the determination of Stockholders entitled to notice of and to vote at the Meeting. Each such Stockholder will be entitled to one vote for each share of Common Stock held on all matters to come before the Meeting and may vote in person or by proxy authorized in writing.

        Stockholders are requested to complete, sign, date and promptly return the Proxy Card in the enclosed envelope. Common Stock represented by properly executed proxies received by the Company and not revoked will be voted at the Meeting in accordance with instructions contained therein. If the Proxy Card is signed and returned without instructions, the shares will be voted FOR the election of each nominee for director named herein (Proposal 1), and FOR the approval of the 2005 Stock Incentive Plan (Proposal 2). A Stockholder who so desires may revoke its proxy at any time before it is voted at the Meeting by: (i) delivering written notice to the Company (attention: Secretary); (ii) duly executing and delivering a proxy bearing a later date; or (iii) casting a ballot at the Meeting. Attendance at the Meeting will not in and of itself constitute a revocation of a proxy.

        A Stockholder may designate a person or persons other than those persons designated on the Proxy Card to act as the stockholder's proxy. The Stockholder may use the Proxy Card to give another person authority by striking out the names appearing on the Proxy Card, inserting the name(s) of another person(s) and delivering the signed card to such person(s). The person(s) designated by the stockholder must present the signed Proxy Card at the meeting in order for the shares to be voted.

        Where the Stockholder is not the record holder, such as where the shares are held through a broker, nominee, fiduciary or other custodian, the Stockholder must provide voting instructions to the record holder of the shares in accordance with the record holder's requirements in order to ensure that the shares are properly voted.

        The Board of Directors knows of no other matters that are to be brought before the Meeting other than as set forth in the Notice of Meeting. If any other matters properly come before the Meeting, the persons named in the enclosed form of proxy, or their substitutes, will vote in accordance with their discretion on such matters.

Record Date; Shares Outstanding And Entitled To Vote; Quorum

        Only Stockholders as of the close of business on May 11, 2005 (the "Record Date") are entitled to notice of and to vote at the Meeting. As of the April 19, 2005, there were 4,397,933 shares of Common Stock outstanding and entitled to vote, with each share entitled to one vote. See "Security Ownership of Certain Beneficial Owners and Management." The presence at the Meeting, in person or by duly authorized proxy, of the holders of a majority of the shares of Common Stock entitled to vote constitute a quorum for this Meeting.

Required Votes

        The affirmative vote of a plurality of the votes cast in person or by proxy is necessary for the election of directors (Proposal 1). The affirmative vote of a majority of the votes cast in person or by proxy is necessary for the approval of the 2005 Stock Incentive Plan (Proposal 2).

        An inspector of elections appointed by us will tabulate votes at the meeting. Since the affirmative vote of a plurality of votes cast is required for the election of directors (Proposal 1), abstentions and "broker non-votes" will have no effect on the outcome of such election. Since the affirmative vote of a majority of the votes cast is necessary for the approval of the 2005 Stock Incentive Plan (Proposal 2), an abstention will have the same effect as a negative vote, but "broker non-votes" will have no effect on the outcome of the voting for Proposal 2.

        Brokers holding shares for beneficial owners must vote those shares according to the specific instructions they receive from beneficial owners. If specific instructions are not received, brokers may be precluded from exercising their discretion, depending on the type of proposal involved. Shares as to which brokers have not exercised discretionary authority or received instructions from beneficial owners are considered "broker non-votes," and will be counted for purposes of determining whether there is a quorum.

Proxy Solicitation

        The Company will bear the costs of the solicitation of proxies for the Meeting. Directors, officers and employees of the Company may solicit proxies from Stockholders by mail, telephone, personal interview or otherwise. Such directors, officers and employees will not receive additional compensation but may be reimbursed for out-of-pocket expenses in connection with such solicitation. Brokers, nominees, fiduciaries and other custodians have been requested to forward soliciting material to the beneficial owners of Common Stock held of record by them, and such custodians will be reimbursed for their reasonable expenses.

        It is desirable that as large a proportion as possible of the Stockholders' interests be represented at the Meeting. Therefore, even if you intend to be present at the Meeting, you are requested to sign and return the enclosed Proxy Card to ensure that your stock will be represented. If you are present at the Meeting and desire to do so, you may withdraw your proxy and vote in person by giving written notice to the secretary of the Company prior to the vote. Please return your executed proxy promptly.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth, as of the Record Date, certain information regarding beneficial ownership of our common stock by (a) each person or entity who is known to us owning beneficially 5% or more of our common stock, (b) each of our directors, (c) each of the executive officers listed in the summary compensation table under "Management—Executive Compensation" and (d) all executive officers and directors as a group. Unless otherwise indicated, each of the stockholders shown in the table has sole voting and investment power with respect to the shares beneficially owned. Unless otherwise indicated, the address of each person named in the table below is c/o 450 Commack Road, Deer Park, New York 11729-4510.

Name of Beneficial Owner	Common Stock Beneficially Owned		Percentage of Common Stock(1)
Warren B. Kanders	2,008,523	(2)	40.9%
Andrew H. Meyers	1,077,580	(3)	23.6%
Gregory R. Nelson	241,597	(6)	5.4%
Oracle Partners, L.P.	666,667	(4)	13.2%
Narragansett Partners, L.P.	333,333	(5)	7.0%
Burtt R. Ehrlich	190,283	(6,7)	4.3%
Arthur Goldstein	84,996	(6,8)	1.9%
Jonathan R. Foster	132,236	(6)	3.0%
Steven Goldstein	100,072	(9)	2.2%
Joseph P. Ciavarella	16,666	(10)	*
Anthony J. Puglisi	0	(11)	*
W. Gray Hudkins	0	(12)	*
Directors, nominees and current and named executive officers as a group (10 persons)	3,851,953	(13)	71.6%

*
Less than 1%

(1)
The applicable percentage of beneficial ownership is based on 4,397,933 shares of common stock outstanding as of the Record Date, plus, with respect to particular individuals, shares of common stock that may be acquired by exercise of stock options or other rights to acquire common stock within 60 days after the date of this proxy statement.

(2)
Includes 100,000 options granted to Kanders & Company, Inc., exercisable immediately, 1,491,856 shares held by Langer Partners, LLC and 416,667 shares of common stock acquirable upon conversion of notes held by Langer Partners, LLC. Mr. Kanders is the sole voting member and sole manager of Langer Partners, LLC and the sole stockholder of Kanders & Company, Inc. Does not include 240,000 options awarded to Kanders & Company, Inc., which vest in three equal annual tranches commencing November 12, 2005, or 100,000 shares of restricted stock granted to Kanders & Company, Inc., which do not vest until November 12, 2007 (or upon certain events prior to that date, see "Certain Relationships and Related Party Transactions—Consulting Agreement with Kanders & Company, Inc."), or warrants to purchase 15,000 shares which are not exercisable within the next 60 days. Does not include 98,333 shares of common stock acquirable upon conversion of $590,000 principal amount of our 4% Convertible Notes held by members of Mr. Kanders' extended family, as to which he disclaims beneficial ownership.

(3)
Includes 175,000 options held by Mr. Meyers which are exercisable immediately.

(4)
Includes 666,667 shares of common stock acquirable upon conversion of notes held in the aggregate by Oracle Partners, L.P. and its affiliates, SAM Oracle Investments, Inc., SAM Oracle Fund, Inc., Oracle Investment Management, Inc., Oracle Associates, LLC, and Larry N. Feinberg,

  as a group. This information has been obtained from the Schedule 13G filed by Oracle Partners, L.P. and its affiliates on November 13, 2001. Excludes 2,008,523 shares of common stock beneficially owned by Warren Kanders. The entities owning the shares beneficially owned by Mr. Kanders have agreed not to sell their shares unless and until Oracle Partners, L.P. have sold 222,222 shares of common stock or $1,333,333 of 4% Convertible Subordinated Notes. The address for each of Oracle Partners, L.P. and its affiliates named above is c/o Oracle Investment Management, Inc., 200 Greenwich Avenue, Greenwich, CT 06830. Mr. Feinberg controls the entities named in this footnote.

(5)
Includes 333,333 shares of common stock acquirable upon conversion of notes held in the aggregate by Narragansett Partners, L.P. and its affiliates, Narragansett Offshore Ltd., Leo Holdings, LLC, and Joseph L. Dowling III, as a group. This information has been obtained from the Schedule 13G filed by Narragansett Partners, L.P. and its affiliates on November 13, 2001. The address for each of Narragansett Partners, L.P. and the affiliates named above is c/o Narragansett Asset Management, LLC, 153 East 53rd Street, New York, NY 10022. Mr. Dowling controls the entities named in this footnote.

(6)
Includes 43,876 options granted to each of four outside directors, i.e., Messrs. Ehrlich, Foster, Arthur Goldstein, and Nelson, which are currently exercisable. Excludes 15,000 options granted to such persons which vest in three equal annual tranches commencing November 12, 2005.

(7)
Includes 46,600 shares held in trust, and 8,333 shares acquirable upon conversion of notes held in trust, by Mrs. Burtt Ehrlich as Trustee for David Ehrlich, as to which Mr. Ehrlich disclaims beneficial ownership.

(8)
Includes 8,333 shares acquirable upon conversion of notes held by Mr. Goldstein.

(9)
Includes 80,000 options held by Mr. Goldstein which are exercisable immediately. Excludes 100,000 options granted to Mr. Steven Goldstein which vest in three equal annual tranches commencing November 12, 2005.

(10)
Includes 16,666 options held by Mr. Ciavarella which are exercisable immediately. Excludes 33,334 options granted to Mr. Ciavarella which vest in two equal annual installments commencing March 24, 2006.

(11)
Mr. Puglisi's employment commenced April 15, 2002, and Mr. Puglisi resigned effective February 6, 2004. Mr. Puglisi does not beneficially own any shares of our common stock.

(12)
Excludes 150,000 options and 40,000 shares of restricted stock granted to Mr. Hudkins, each of which vests in three equal annual tranches commencing November 12, 2005.

(13)
Consists of 2,871,450 shares owned of record directly or indirectly by such persons, plus 980,503 shares issuable upon exercise of stock options or conversion of notes held directly or indirectly by such persons. Excludes an aggregate of options to purchase 583,334 shares of common stock, 15,000 warrants to purchase common stock and stock awards totaling 140,000 shares that are presently unexercisable and unexercisable within the next 60 days.

        We are unaware of any material proceedings to which any of our directors, executive officers or affiliates or any security holder, including any owner of record or beneficially of more than 5% of any class of our voting securities, is a party adverse to us or has a material interest adverse to us.

STOCK OPTION PLANS

        The following table sets forth certain information regarding our equity plans at December 31, 2004.

	(A)		(B)	(C)
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted-average exercise price per share of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (A))
Equity compensation plans approved by security holders	643,504	(1)	$3.66	1,106,333	(2)
Equity compensation plans not approved by security holders(3)	550,000		$6.41	—

Total	1,193,504		$4.93	1,106,333

(1)
Consists of stock options issued under the 1992 Stock Option Plan and the 2001 Stock Incentive Plan of the Company.

(2)
Consists of the shares of our common stock reserved for future issuance under the 2001 Stock Incentive Plan; if the 2005 Stock Option Plan is approved by the stockholders at the 2005 Annual Meeting and implemented, these shares will not be issued under the 2001 Stock Incentive Plan. See "Proposal 2—Approval of 2005 Stock Incentive Plan—Effective Date."

(3)
Consists of 10-year options granted to an affiliate of the Chairman of the Board of Directors and largest stockholder, and two executive officers. Options for 100,000 shares have fully vested, and the balance of the options vest in three equal annual tranches commencing in November 2005. The exercise prices under the options equaled the market price of the shares on the respective dates of grant.

PROPOSAL 1

ELECTION OF DIRECTORS

Number of Directors

        Our Board of Directors currently consists of six directors. Our By-laws provide that our Board of Directors will consist of not less than three nor more than seven members the precise number to be determined from time to time by the Board of Directors. The number of directors has been set at six by the Board of Directors.

        Our directors are elected annually at the Annual Meeting of Stockholders. Their respective terms of office continue until the next Annual Meeting of Stockholders and until their successors have been elected and qualified in accordance with our By-laws. There are no family relationships among any of our directors or executive officers. All directors were present at last year's Annual Meeting of Stockholders, but attendance of the directors at the Annual Meeting of Stockholders is not required.

Voting

        Unless otherwise specified, each proxy received will be voted for the election as directors of the six nominees named below to serve until the next Annual Meeting of Stockholders and until their successors shall have been duly elected and qualified. Each of the nominees has consented to be named a nominee in this Proxy Statement and to serve as a director if elected. If any nominee becomes unable or unwilling to accept a nomination for election, the persons named in the enclosed Proxy Card will vote for the election of a nominee designated by the Board of Directors or will vote for such lesser number of directors as may be prescribed by the Board of Directors in accordance with our By-laws.

Biographical Information for Directors

        The age and principal occupation for at least the past five years of each director nominee is set forth below.

Nominees for Director

        Warren B. Kanders, 47, has been the Chairman of our Board of Directors since November 12, 2004, the date on which he became a member of our Board of Directors. Mr. Kanders is a Founder and has served as the chairman of the board of directors of Armor Holdings, Inc., a security and safety products company, which is listed on the New York Stock Exchange, since January 1996 and as its chief executive officer since April 2003. Mr. Kanders has served as a member of the board of directors of Clarus Corporation since June 2002 and as the executive chairman of Clarus Corporation's board of directors since December 2002. Mr. Kanders has also served as the executive chairman of the board of directors of Net Perceptions, Inc., since April 2004. From October 1992 to May 1996, Mr. Kanders served as Founder and Vice Chairman of the Board of Benson Eyecare Corporation, which was listed on the New York Stock Exchange. Mr. Kanders also serves as President of Kanders & Company, Inc., a private investment firm owned and controlled by Mr. Kanders that makes investments in and renders consulting services to public and private entities. Mr. Kanders received a B.A. degree in Economics from Brown University in 1979.

        Andrew H. Meyers, 48, has been our President and Chief Executive Officer and a member of our Board of Directors since February 13, 2001, and initially became employed on December 28, 2000 as an advisor to the Board of Directors. He has been an executive in the orthotics and musculoskeletal industry since 1979. In the two years prior to becoming an advisor to our Board of Directors, he was an executive officer responsible for marketing, sales and strategic planning for Hanger Orthopedic Group ("Hanger"), a national provider of orthotic and prosthetic services; for more than three years prior to joining Hanger, Mr. Meyers was an executive officer responsible for clinical programs, marketing and sales of the orthotics and prosthetics division of NovaCare, Inc., an orthopedic rehabilitation company. Mr. Meyers received a Bachelor of Science degree with a major in prosthetics and orthotics from New York University in 1979 and is a Certified Orthotist/Prosthetist of the American Board for Certification in Prosthetics and Orthotics. He is a member of the American Academy of Orthotists and Prosthetists, and the International Society of Prosthetists and Orthotists.

        Burtt R. Ehrlich, 65, has been a member of our Board of Directors since February 13, 2001, and is a member of our Audit Committee and our Nominating/Corporate Governance Committee. Mr. Ehrlich served as our Chairman of the Board of Directors from February 2001 until November 2004. Mr. Ehrlich has been an independent consultant for more than five years. He is a director of two other public companies, Armor Holdings, Inc. which is listed on the New York Stock Exchange, and Clarus Corporation. Mr. Ehrlich served as Chairman and Chief Operating Officer of Ehrlich Bober Financial Corp. (the predecessor of Benson Eyecare Corporation) from December 1986 until October 1992, and as a director of Benson Eyecare Corporation from October 1992 until November 1995.

        Jonathan R. Foster, 46, has been a member of our Board of Directors since February 13, 2001, and is Chairman of our Compensation Committee and a member of our Audit Committee. He was President of Howard Capital Management, a money management company, from 1994 through 2004, overseeing the firm's operations and strategic development, and managing Howard Capital Management's West Coast operations. In January 2005, Howard Capital Management became a wholly owned subsidiary of E-Trade Financial, Inc. Mr. Foster is currently Vice President, Wealth Management of E-Trade Financial, Inc. In addition, he has retained his client responsibilities at Howard Capital Management.

        Arthur Goldstein, 72, has been a member of our Board of Directors since February 13, 2001, is Chairman of our Audit Committee and a member of our Nominating/Corporate Governance Committee. He is President of AGA Associates, investment advisors, which he founded in 1986.

        Gregory R. Nelson, 54, has been a member of our Board of Directors since February 13, 2001, and is a member of the Compensation Committee. Mr. Nelson is currently a financial consultant and investor. Mr. Nelson was a director of BREG, Inc., which he co-founded in 1990, until March 2004, when it was acquired by Orthofix International NV, an orthopedic device company. BREG is a diversified orthopedic products company with product lines including cold therapy, pain care products, knee bracing and soft goods. Mr. Nelson is also a co-founder of DonJoy Orthopedics, which is now known as dj Orthopedics and is a medical company specializing in rehabilitation and regeneration products.

        The Board recommends that stockholders vote FOR each of the above-named Director Nominees.

CORPORATE GOVERNANCE

Corporate Governance

        Our Board of Directors has a long-standing commitment to sound and effective corporate governance practices. In the first quarter of 2004, the Company's management and our Board of Directors reviewed our corporate governance practices in light of the Sarbanes-Oxley Act of 2002 and the revised listing requirements of The Nasdaq Stock Market. Based on that review, and to the extent necessary, the Board of Directors adopted codes of ethics and conduct, corporate governance guidelines, committee charters, complaint procedures for accounting and auditing matters and an Audit Committee pre-approval policy.

Corporate Governance Guidelines and Documents

        Our codes of ethics and conduct, the Complaint Procedures for Accounting and Auditing Matters, the Corporate Governance Guidelines, the Audit Committee Pre-Approval Policy, and the Charters of our Audit, Compensation and Nominating/Corporate Governance Committees were adopted by the Company for the purpose of promoting honest and ethical conduct, promoting full, fair, accurate, timely and understandable disclosure in periodic reports required to be filed by the Company, and promoting compliance with all applicable rules and regulations that apply to the Company and its officers and directors. Stockholders may request, without charge, a copy of our codes of ethics and conduct, corporate governance guidelines, committee charters, complaint procedures for accounting and auditing matters and the Audit Committee pre-approval policy by submitting a written request for any of such materials to Langer, Inc., at 450 Commack Road, Deer Park, New York 11729-4510, Attn: Stockholder Communications Department.

Board of Directors

        Our Board of Directors is currently comprised of the following six members: Warren B. Kanders, Andrew H. Meyers, Burtt R. Ehrlich, Jonathan R. Foster, Arthur Goldstein and Gregory R. Nelson. During fiscal 2004, the Board of Directors held four meetings. During fiscal 2004 the Board of Directors had standing Audit, Compensation and Nominating/Corporate Governance Committees. During fiscal 2004, all of the directors then in office attended at least 75% of the total number of meetings of the Board of Directors and the Committees of the Board of Directors on which they served. All members of the Company's Board of Directors attended last year's annual stockholders meeting, which was held on June 23, 2004.

Director Independence

        In accordance with the revised listing requirements of The Nasdaq Stock Market, the Board of Directors has evaluated each of its directors' independence from the Company based on the definition of "independence" established by The Nasdaq Stock Market. Based on the Board's review and The Nasdaq Stock Market definition of "independence", the Board has determined that the Board is currently comprised of a majority of independent directors, consisting of each of the following directors: Messrs. Ehrlich, Foster, Goldstein and Nelson. The Board has also determined that each of the members of our Audit Committee is "independent" for purposes of Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

Audit Committee

        The functions of the Audit Committee are to recommend to the Board of Directors the appointment of independent auditors, pre-approve all services to be performed by the Company's independent auditors and to analyze the reports and recommendations of such auditors. The committee also monitors the adequacy and effectiveness of our financial controls and reporting procedures and the performance of our internal audit staff and independent auditors. During fiscal 2004, the Audit Committee consisted of Messrs. Arthur Goldstein (Chairman), Ehrlich and Foster, all of whom were determined by the Board to be independent of the Company based on The Nasdaq Stock Market's definition of "independence." The Board of Directors has determined that it currently does not have an audit committee financial expert (as such term is defined under the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated thereunder) serving on its Audit Committee. However, the Board of Directors is actively looking for and considering candidates to appoint to the Board of Directors and the Audit Committee who will serve on the Audit Committee as an audit committee financial expert. The Audit Committee met 4 times and acted 7 times by unanimous written consent during fiscal 2004. The Board of Directors revised the Audit Committee charter in March 2004, and a complete copy of the charter is available for inspection at our website, LangerInc.com, at the "Investor Relations" tab.

Compensation Committee

        The purpose of the Compensation Committee is to recommend to the Board of Directors the compensation and benefits of our executive officers and other key managerial personnel, and to administer our 2001 Stock Incentive Plan. During fiscal 2004, the Compensation Committee consisted of Messrs. Foster and Nelson. All of the current members of the Committee are non-management directors who meet applicable independence requirements under the rules of The Nasdaq Stock Market and qualify as "non-employee directors" within the meaning of Exchange Act Rule 16b-3 and as "outside directors" for purposes of Section 162(m) of the Internal Revenue Code. The Compensation Committee does not meet on a regular basis, but only as circumstances require. The Compensation Committee met once in 2004. A copy of the Compensation Committee's Charter is available at the Company's website, LangerInc.com, by clicking on the "Investor Relations" tab.

Nominating/Corporate Governance Committee

        The purpose of the Nominating/Corporate Governance Committee is to identify, evaluate and nominate candidates for election to the Board of Directors as well as review the Company's corporate governance guidelines and other related documents for compliance with applicable laws and regulations such as the Sarbanes-Oxley Act of 2002 and The Nasdaq Stock Market's listing requirements. The Nominating/Corporate Governance Committee will consider nominees recommended by stockholders. The names of such nominees should be forwarded to Langer, Inc., c/o the Secretary, at 450 Commack Road, Deer Park, New York 11729-4510, who will submit them to the committee for its consideration. See "Requirements For Submission Of Stockholder Proposals, Nomination Of Directors And Other

Business Of Stockholders" for information on certain procedures that a stockholder must follow to nominate persons for election as directors.

        The Nominating/Corporate Governance was established in March 2004 and replaced the Nominating Committee. Prior to the establishment of our Nominating/Corporate Governance Committee, we had a Nominating Committee consisting of Messrs. Ehrlich, Meyers and Foster. The members of the Nominating/Corporate Governance Committee are Messrs. Ehrlich, Foster and Goldstein. A copy of the Nominating/Corporate Governance Committee's Charter is available at the Company's website, LangerInc.com, by clicking on the "Investor Relations" tab.

        Candidates for the Board of Directors should possess fundamental qualities of intelligence, honesty, perceptiveness, good judgment, maturity, high ethics and standards, integrity, fairness and responsibility; have a genuine interest in the Company; have no conflict of interest or legal impediment which would interfere with the duty of loyalty owed to the Company and its stockholders; and have the ability and willingness to spend the time required to function effectively as a director of the Company. The Nominating/Corporate Governance Committee may engage third-party search firms from time to time to assist it in identifying and evaluating nominees for director. The Nominating/Corporate Governance Committee evaluates nominees recommended by stockholders, by other individuals and by the search firms in the same manner, as follows. The Nominating/Corporate Governance Committee reviews biographical information furnished by or about the potential nominees to determine whether they have the experience and qualities discussed above.

Compensation of Directors

        Directors who are not executive officers of the Company are compensated through the issuance of stock and stock options. However, during the year ended December 31, 2003, the directors who are not executive officers did not receive any stock or stock options except for Thomas Strauss, who received 16,330 options at an exercise price of $6.50 per share. In March 2004, each director who is not an employee of the Company received options to purchase 3,876 shares of common stock at an exercise price of $5.94 per share. In June 2004, each director who is not an employee of the Company received options to purchase 10,000 shares of common stock at an exercise price of $6.28 per share. In November 2004, each director who is not an employee or consultant, or affiliate of a consultant to the Company, received options to purchase 15,000 shares of common stock at an exercise price of $7.50 per share. On November 12, 2004, the Company entered into a consulting agreement with Kanders & Company, Inc., of which Mr. Warren B. Kanders is the principal stockholder and executive officer. On that same date, Mr. Kanders was elected to our Board of Directors and elected Chairman of the Board. For information about the compensation payable to Kanders & Company, Inc., under the consulting agreement, see "Certain Relationships and Related Transactions—Consulting Agreement with Kanders & Company, Inc." Mr. Ehrlich received compensation of $8,369 for his services as non-executive Chairman of the Board for the period from January 1, 2004 to November 12, 2004, at which time he resigned as non-executive Chairman. All Directors are reimbursed for their out-of-pocket expenses in connection with their attendance at meetings.

        In December 2000, we entered into an employment agreement with Mr. Meyers, President and Chief Executive Officer of the Company, which is described in greater detail below under the heading "Employment Agreements."

Involvement in Certain Legal Proceedings

        No director, executive officer, or person nominated to become a director or executive officer has, within the last five years: (i) had a bankruptcy petition filed by or against, or a receiver, fiscal agent or similar officer appointed by a court for, any business of such person or entity with respect to which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time; (ii) been convicted in a criminal proceeding or is currently subject to a pending criminal proceeding (excluding traffic violations or similar misdemeanors); (iii) been subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities or practice; (iv) been found by a court of competent jurisdiction (in a civil action), the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated.

Stockholder Communications

        Stockholders may send communications to the Board by writing to the Board of Directors or any committee thereof at Langer, Inc., c/o the Secretary, 450 Commack Road, Deer Park, New York 11729-4510. The Secretary will distribute all stockholder communications to the intended recipients and/or distribute to the entire Board, as appropriate.

        Other communications to the non-management directors as a group or any individual director should be in writing and addressed to the attention of the non-management directors or the individual director, as applicable, and mailed to Langer, Inc., 450 Commack Road, Deer Park, New York 11729-4510, Attn: Chairman of the Board.

Complaints, Accounting, Internal Accounting or Auditing or Related Matters.

        Complaints and concerns about accounting, internal accounting controls or auditing or related matters pertaining to the Company may be submitted by writing to the Chairman of the Audit Committee as follows: Langer, Inc., 450 Commack Road, Deer Park, New York 11729-4510, c/o Chairman, Audit Committee. Complaints may be submitted on a confidential and anonymous basis by sending them in a sealed envelope marked "Confidential."

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

        The Board of Directors has appointed an Audit Committee consisting of three directors. Each of the members of the Audit Committee is independent from the Company and is financially literate as that qualification is interpreted by the Board of Directors. In 2004, the Board of Directors adopted a new written charter with respect to the Audit Committee's roles and responsibilities, a copy of which is available for inspection at the Company's website, LangerInc.com, at the "Investor Relations" tab. This charter superseded the Audit Committee charter adopted in 2001.

        Management is responsible for the Company's internal controls and the financial reporting process. The external auditor is responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

  1.
  The Audit Committee has reviewed and discussed the Company's audited financial statements as of and for the year ended December 31, 2004, with management and with Deloitte & Touche LLP, the Company's independent auditors.

  2.
  The Audit Committee has discussed with Deloitte & Touche LLP the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards).

  3.
  The Audit Committee has received the written disclosures from Deloitte & Touche LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and has discussed with Deloitte & Touche LLP its independence from the Company.

  4.
  Based on the reviews and discussions referred to in paragraphs (1) through (3) above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2004 for filing with the Securities and Exchange Commission.

  AUDIT COMMITTEE

  Arthur Goldstein (Chair)
  Burtt R. Ehrlich
  Jonathan R. Foster

Principal Accountant Fees and Services

        The Company is not asking the stockholders to approve the selection of the Company's principal accountants at the Annual Meeting, as the Company has not yet selected an accounting firm to serve as the Company's independent auditor for the year ending December 31, 2005.

        Aggregate fees for professional services rendered for the Company by Deloitte & Touche LLP, the principal accountants of the Company for the fiscal years ended December 31, 2004 and 2003 were:

	2004	2003
Audit Fees	$242,606	$260,398
Audit Related Fees	436,476	168,530
Tax Fees	5,009	4,624

Total	$684,091	$433,552

        Audit Fees.    The Audit Fees for the years ended December 31, 2004 and 2003, respectively, were for professional services rendered for the audit of the Company's consolidated financial statements for the fiscal years ended December 31, 2003 and 2002, as applicable, and for the review of the Company's consolidated financial statements included in the Company's quarterly reports on Form 10-Q for fiscal 2003 and 2002, as applicable. In addition, the Audit Fees also include fees for services rendered to us by Deloitte & Touche LLP for statutory and subsidiary audits, issuance of comfort letters, consents, income tax provision procedures and assistance with review of documents filed with the Commission.

        Audit Related Fees.    The Audit Related Fees as of the fiscal years ended December 31, 2004 and 2003, respectively, were for assurance and related services related to employee benefit plan audits, due diligence related to proposed or completed mergers and acquisitions, accounting consultations and audits in connection with acquisitions, due diligence in connection with the filing of a Registration Statement on Form S-1, internal control reviews, attest services that are not required by statute or regulation, and consultations concerning financial accounting and reporting standards.

        Tax Fees.    Tax Fees for the fiscal years ended December 31, 2004 and 2003, respectively, were for services related to tax compliance, including the preparation of tax returns and claims for refund, tax planning and advice, including assistance with and representation in tax audits and appeals, advice related to proposed or completed mergers and acquisitions, tax services for employee benefit plans, and requests for rulings or technical advice from tax authorities.

        All Other Fees.    All Other Fees as of the years ended December 31, 2004 and 2003, respectively, were for services rendered for information technology consulting.

        Auditor Independence.    The Audit Committee has considered the non-audit services provided by Deloitte & Touche LLP and determined that the provision of such services had no effect on Deloitte & Touche LLP's independence from the Company.

        Audit Committee Pre-approval Policy and Procedures.    The Audit Committee has adopted a Pre-approval Policy for all Audit Services, Audit Related Services, Tax Services and All Other Services to be rendered by Deloitte & Touche LLP to the Company. Pursuant to the Pre-approval Policy, all services to be performed by the Company's independent auditor must be pre-approved by the Audit Committee. Any proposed services exceeding the pre-approved cost levels or other limitations must be specifically pre-approved by the Audit Committee. The Audit Committee may delegate to a majority of the Audit Committee authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next scheduled meeting. Since the adoption of the Pre-approval Policy by the Audit Committee on March 24, 2004, the Audit Committee has not waived the pre-approval requirement for any service other than audit, review or attest services rendered to the Company by Deloitte & Touche LLP. All Audit Related Fees, Tax Fees and All Other Fees for 2004 and 2003 were pre-approved by the Audit Committee.

EXECUTIVE OFFICERS OF THE COMPANY

        The following table sets forth the name, age and position of each of the Company's executive officers and significant employees as of April 19, 2005. The executive officers of the Company are appointed by and serve at the discretion of the Board of Directors of the Company.

Name	Age	Position
Andrew H. Meyers	48	President and Chief Executive Officer
W. Gray Hudkins	29	Chief Operating Officer
Steven Goldstein	39	Executive Vice President
Joseph P. Ciavarella	49	Vice President, Chief Financial Officer and Secretary

        See the table of nominees for election as directors for biographical information about Mr. Meyers.

        W. Gray Hudkins became our Chief Operating Officer effective as of October 1, 2004. Mr. Hudkins served as Director of Corporate Development for Clarus Corporation from December 2002 until September 2004, as a Principal in Kanders & Company, Inc. from December 2003 until September 2004, and as Director of Corporate Development for Net Perceptions, Inc. from April 2004 until September 2004. Prior to this, from February 2002 until December 2002, Mr. Hudkins served as Manager of Financial Planning and Development for Bay Travelgear, Inc., a branded consumer products company based in New York and Chicago. From April 2000 until February 2002, Mr. Hudkins served as an Associate at Chartwell Investments LLC, a New York based private equity firm, and from August 1999 until April 2000, Mr. Hudkins served as an Associate at Saunder, Karp & Megrue L.P., a private merchant bank based in Stamford, CT. Mr. Hudkins graduated cum laude with an A.B. in Economics and a Certificate in Germanic Language and Literature from Princeton University in 1997.

        Steven Goldstein has been Executive Vice President since June 2003, Vice President since February 13, 2001, and has been an employee of ours since December 28, 2000. As Executive Vice President, Mr. Goldstein is primarily responsible for sales and marketing. Mr. Goldstein was a Vice President of Clinical Sales and Marketing for Hanger Orthopedic Group, a national provider of orthotic and prosthetic services, from July 1999 until he joined us in December 2000. Mr. Goldstein received a Certificate in Orthotics from the Northwestern University Prosthetics-Orthotics Center in 1987, and a Certificate in Prosthetics from the Northwestern University Prosthetics-Orthotics Center in 1988. He received a degree of Associate in Applied Science in Orthotic Technology from Dutchess Community College in New York in 1988, and he became a Certified Orthotist of the American Board for Certification in Orthotics and Prosthetics, Inc., in 1990.

        Joseph P. Ciavarella became our Vice President and Chief Financial Officer on February 16, 2004 and became our Secretary on March 25, 2005. From August 2002 until he joined us, Mr. Ciavarella was the Chief Financial Officer of New York Medical, Inc., a medical practice management company, and from 1998 through July 2002, he was Senior Vice President—Finance of Aviation Capital Group, an independent aircraft leasing and finance company that became a subsidiary of Pacific Life Insurance Company. Mr. Ciavarella received a Bachelor of Business Administration degree from Hofstra University, Hempstead, New York, in 1977, and became a Certified Public Accountant in 1979.

EXECUTIVE COMPENSATION

Summary Compensation Table

        The following table sets forth information with respect to the compensation paid or awarded by us to the Chief Executive Officer and our other most highly compensated executive officers whose annual salary and bonus for the year ended December 31, 2004 exceeded $100,000 (collectively, the "Named Executive Officers"). During 2004, we named Mr. W. Gray Hudkins as our Chief Operating Officer and Mr. Joseph P. Ciavarella succeeded Mr. Anthony Puglisi as our Chief Financial Officer. Our employment agreements with each of our executive officers are described below.

		Annual Compensation				Long-Term Compensation:
Name and Principal Position	Fiscal Year Ended Dec. 31,	Salary ($)	Bonus ($)		Other Annual Compensation (3) ($)	Restricted Stock Awards ($)	Common Stock Underlying Options (#)
Andrew H. Meyers(1) President and Chief Executive Officer	2004 2003 2002	175,000 178,365 173,664	50,000 — 115,000	(2)	— — —	— — —	— — —
Steven Goldstein(4) Vice President	2004 2003 2002	254,519 166,827 151,331	— 75,000 60,000		— — —	— — —	100,000 — —
Anthony J. Puglisi(5) Vice President and Chief Financial Officer	2004 2003 2002	27,849 178,365 117,945	— 25,000		— — —	— — —	— — 90,000
W. Gray Hudkins(6) Chief Operating Officer	2004	50,000	—		—	300,000	150,000
Joseph P. Ciavarella(7) Vice President, Secretary and Chief Financial Officer	2004	134,135	60,000		—	—	50,000

(1)
Mr. Meyers' employment commenced on December 28, 2000 in an unpaid capacity as an advisor to the Board of Directors, and his official duties as President and Chief Executive Officer, and his compensation, commenced on February 13, 2001.

(2)
We may make a bonus payment to Mr. Meyers for the year ended December 31, 2003 of up to $150,000, which has been accrued for such year; however, the amount of such bonus to be paid has not yet been determined.

(3)
In accordance with the rules of the SEC, the annual compensation described in this table does not include various perquisites and other personal benefits received by our named executive officers that do not exceed, in the aggregate, the lesser of $50,000 or 10% of any such officer's salary and bonus disclosed in this table.

(4)
Mr. Goldstein's employment commenced December 28, 2000. Mr. Goldstein became Executive Vice President in June 2003.

(5)
Mr. Puglisi's employment commenced April 15, 2002, and Mr. Puglisi resigned effective February 6, 2004.

(6)
Pursuant to Mr. Hudkins' employment agreement, he receives an annual base salary of $200,000.

(7)
Pursuant to Mr. Ciavarella's employment agreement, he received a base salary at the annual rate of $155,000 in 2004. Effective January 1, 2005, his annual base salary is $200,000.

Employment Agreements

        On November 16, 2004, we agreed to extend our employment agreement with Andrew H. Meyers, our President and Chief Executive Officer, for an additional year to December 31, 2005, and to modify certain other provisions of his employment agreement. The agreement, as amended, provides for a base salary of $175,000, participation in incentive or bonus plans at the discretion of our Board of Directors and maintenance of a $1 million life insurance policy for Mr. Meyers' beneficiary. Mr. Meyers would be entitled to receive payment of $300,000 over a period of one year in addition to any accrued and unpaid obligations of Langer if we terminate his agreement without "cause", he terminates for "good reason", or in the event of a "change of control" of Langer, as such terms are defined in the agreement. Mr. Meyers also agreed to certain confidentiality and non-competition provisions and certain limitations on his ability to sell or transfer his shares of common stock or options for the purchase of common stock.

        On November 16, 2004, we entered into an employment agreement with W. Gray Hudkins, effective as of October 1, 2004, that provides that he will serve as our Chief Operating Officer for a term expiring on October 1, 2007. The agreement provides for a base salary of $200,000, participation in incentive and bonus plans at the discretion of our Board of Directors, ten-year options to purchase up to 150,000 shares of our common stock at an exercise price of $7.50 per share, vesting in three equal annual installments commencing on November 12, 2005, and maintenance of a $1 million life insurance policy for Mr. Hudkins' beneficiary. Mr. Hudkins also received 40,000 shares of restricted stock which vest in three equal annual installments commencing November 12, 2005. Mr. Hudkins has also agreed to certain confidentiality, non-competition, and non-solicitation provisions. In the event Mr. Hudkins is terminated by us without "cause," he is entitled to receive his base compensation, which may be payable at our option in cash or shares of our common stock, for a period of six months from the date of such termination.

        On November 16, 2004, we entered into a new employment agreement with Steven Goldstein, effective as of January 1, 2004, that provides that he will serve as our Executive Vice President for a term expiring on January 1, 2007. The agreement provides for a base salary of $250,000, participation in incentive and bonus plans at the discretion of our Board of Directors, ten-year options to purchase up to 100,000 shares of our common stock at an exercise price of $7.50 per share, vesting in three equal annual installments commencing on November 12, 2005, and maintenance of a $1 million life insurance policy for Mr. Goldstein's beneficiary. Mr. Goldstein also receives a car allowance of $500 a month. Mr. Goldstein has also agreed to certain confidentiality, non-competition, and non-solicitation provisions. In the event Mr. Goldstein is terminated by us without "cause", he is entitled to receive his base compensation, which may be payable at our option in cash or shares of our common stock, for a period of six months from the date of such termination.

        We entered into an employment agreement with Joseph P. Ciavarella, effective as of February 16, 2004, that provides he will serve as our Chief Financial Officer. The agreement initially provided for a base salary of $155,000, participation in incentive and bonus plans at the discretion of our Board of Directors, ten-year options to purchase up to 50,000 shares of our common stock at an exercise price of $5.94 per share, vesting in three equal annual installments commencing on March 24, 2005. Effective January 1, 2005, his annual base salary was increased to $200,000 per year. The agreement may be terminated by either Mr. Ciavarella or us upon 30 days' prior written notice. Mr. Ciavarella has also agreed to certain confidentiality, non-competition, and non-solicitation provisions. In the event Mr. Ciavarella is terminated by us without "cause" following the first anniversary of his agreement, he will be entitled to receive his base compensation for period of six months from the date of termination.

2001 Stock Incentive Plan

        Our 2001 Stock Incentive Plan was adopted by our Board of Directors on February 23, 2001 and was approved by our stockholders on July 17, 2001. The purpose of the plan is to attract and retain valuable employees by giving them the opportunity to acquire a proprietary interest in our common stock and thereby strengthen their commitment to the company and align their interests with our stockholders. The plan provides for the grant of incentive stock options, nonqualified stock options, restricted stock awards and stock bonuses to our and our subsidiaries' and affiliates' employees, officers, directors, consultants, independent contractors and advisors. The maximum number of shares of our common stock available for issuance under the plan is 1,500,000 shares. However, we may not grant awards under the plan to the extent that the total outstanding awards granted under the plan plus the total number of outstanding awards granted under our 1992 Stock Incentive Plan exceeds 15% of our total number of shares of common stock outstanding.

        The plan provides for its administration by either a committee consisting solely of two or more outside directors or the Board of Directors. Such administrator, in its sole discretion, determines which eligible employees, officers, directors, consultants, independent contractors and advisors may participate in the plan and the type, extent and terms of the equity-based awards to be granted to them.

        The exercise price of incentive stock options must be at least equal to the fair market value of our common stock on the date of grant. The exercise price of incentive stock options granted to 10% stockholders must be at least equal to 110% of that value. The exercise price of nonqualified stock options may be above or below the fair market value of our common stock on the date of grant as determined by the plan administrator. The maximum term of options granted under the plan is ten years. Awards granted under the plan may not be transferred in any manner other than by will or by the laws of descent and distribution, except as determined by the plan administrator, and may be exercised during the lifetime of the optionee only by the optionee (unless otherwise determined by the plan administrator and set forth in the award agreement with respect to awards that are nonqualified stock options). Options granted under the plan generally expire three months after the termination of the optionee's service, except in the case of death or disability, in which case the options generally may be exercised up to 12 months following the date of death or termination of service. Options will generally terminate immediately upon termination for cause.

        The plan administrator may make grants of restricted stock for cash or other consideration, as the plan administrator determines in its discretion. The number of shares of common stock granted to each grantee will be determined by the plan administrator. Grants of restricted stock will be made subject to such restrictions and conditions as the plan administrator may determine in its sole discretion, including periods of restriction on transferability during which time the stock certificates representing the shares subject to the award may be required to be deposited with an escrow agent.

        A stock bonus is an award of shares of common stock (which may consist of restricted stock) for past or future services rendered. Stock bonuses and the criteria they are based upon will be determined by the plan administrator in its discretion.

        Upon a "change of control event" (as defined in the plan), all outstanding awards under the plan may be substituted by the successor corporation (if any). In addition, the plan administrator may, in its discretion, provide for the accelerated vesting of awards granted under the plan to occur immediately prior to the consummation of a change of control transaction. In the event of a stock dividend, recapitalization, stock split, reclassification or other specified events affecting us or shares of our common stock, appropriate and equitable adjustments may be made to the number and kind of shares of our common stock available for grant, as well as to the maximum share limitation under the plan, and the number and kind of shares of our common stock or other rights and prices under outstanding awards.

        The Board has the right to amend or terminate the plan at any time, provided that no amendment or change in the plan that requires stockholder approval will be effective until such approval is obtained.

        As of March 31, 2005, there were 386,167 shares of our common stock issued and outstanding or otherwise reserved for issuance pursuant to awards granted under the plan, leaving 1,113,833 shares remaining available, subject to plan limitations, for issuance pursuant to future grants under the plan.

        As discussed in "Proposal 2—Approval and Adoption of 2005 Stock Incentive Plan," if the 2005 Stock Incentive Plan is approved by the stockholders at the Annual Meeting and thereafter becomes effective, the Company's 2001 Plan will be frozen and no further awards will be made under the 2001 Plan. The 381,104 shares of Common Stock subject to or reserved for issuance pursuant to outstanding options or other awards granted under the 2001 Plan prior to the effective date of the 2005 Incentive Plan will remain available or reserved for issuance under the 2001 Plan, and the 2001 Plan will remain in effect after the effective date of the 2005 Incentive Plan to the extent necessary to administer options and other awards previously granted under the 2001 Plan. If and when the 2005 Stock Incentive Plan is approved and becomes effective, the other 1,113,833 shares of Common Stock reserved for grant under the 2001 Plan but not reserved for outstanding options and other outstanding awards will be released from reserve.

Aggregate Option Exercises in 2004 Year and 2004 Year End Option Values

        The table below sets forth information regarding unexercised options held by our Named Executive Officers as of December 31, 2004. There were no options exercised by our executive officers during the year ended December 31, 2004.

	Number of Shares of Common Stock Underlying Unexercised Options At Fiscal Year End
			Value of Unexercised In-The-Money Options At Fiscal Year End(1)
Name
	Exercisable	Unexercisable	Exercisable	Unexercisable
Andrew H. Meyers	175,000	—	$942,375	$—
Joseph P. Ciavarella	—	50,000	$—	$48,500
W. Gray Hudkins	—	150,000	$—	$—
Steven Goldstein	80,000	100,000	$430,800	$—
Anthony J. Puglisi	—	—	$—	$—

(1)
The closing bid price of the Company's Common Stock as reported by The Nasdaq SmallCap Market on December 31, 2004 was $6.91. Value is calculated on the difference between the option exercise price of in-the-money options and such closing price, multiplied by the number of shares of Common Stock underlying the option.

Options Granted in Fiscal 2004

        We granted the following options to our Named Executive Officers during fiscal 2004.

	Individual Grants					Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term
	Number of Securities Underlying Options Granted (#)		Percent of Total Options Granted to Employees in Fiscal Year
Name				Exercise or Base Price ($/Share)	Expiration Date
						5% ($)	10% ($)
Joseph P. Ciavarella	50,000	(1)	14.8%	5.94	3/24/14	186,782	473,342
Steven Goldstein	100,000	(2)	29.6%	7.50	11/12/14	471,671	1,195,307
W. Gray Hudkins	150,000	(3)	44.4%	7.50	11/12/14	707,506	1,792,960

(1)
Options to purchase 50,000 shares of common stock become exercisable in three equal annual installments commencing March 24, 2005.

(2)
Options to purchase 100,000 shares of common stock become exercisable in three equal annual installments commencing November 12, 2005.

(3)
Options to purchase 150,000 shares of common stock become exercisable in three equal annual installments commencing November 12, 2005.

Compensation Committee Interlocks and Insider Participation

        Messrs. Foster and Nelson served on the Compensation Committee in the year ended December 31, 2004. Mr. Meyers, as our President and Chief Executive Officer, was not "independent" as required by the standards for independence of The Nasdaq Stock Market, and resigned from the Committee in March 2004, before the Committee held any meetings or took any action in 2004. During the year ended December 31, 2004, none of our executive officers (a) served as a member of the Compensation Committee (or other board of directors committee performing similar functions or, in the absence of any such committee, the board of directors) of another entity, one of whose executive officers served on our Compensation Committee, (b) served as director of another entity, one of whose executive officers served on our Compensation Committee, or (c) served as member of the Compensation Committee (or other board of directors committee performing similar functions or, in the absence of any such committee, the board of directors) of another entity, one of whose executive officers served as one of our directors.

REPORT ON EXECUTIVE COMPENSATION
BY THE COMPENSATION COMMITTEE

Overview

        The Compensation Committee of the Board of Directors assists the Board in establishing compensation packages for the Company's executive officers and non-employee directors and administering the Company's incentive plans. The Compensation Committee has the authority to retain and terminate any independent compensation consultant and to obtain independent advice and assistance from internal and external legal, accounting and other advisors. From time to time, the Compensation Committee reviews our compensation packages to ensure that they remain competitive with the compensation packages offered by similarly-situated companies and continue to incentivize management and align management's interests with those of our stockholders. The Compensation Committee is comprised of two independent directors. Each member of the Compensation Committee meets the independence requirements specified by the NASDAQ and by Section 162(m) of the Internal Revenue Code of 1986, as amended.

Compensation Policy

        The Compensation Committee of the Board of Directors is responsible for setting and administering the policies which govern annual executive salaries, raises and bonuses and certain awards of stock options, restricted stock and common stock, and such responsibility is generally limited to the actions taken by the Compensation Committee of the Board of Directors, although a majority of the Board's independent directors may determine and recommend annual executive salaries, raises and bonuses as well as grants of stock options and common stock without having first received recommendations from the Compensation Committee. The general philosophy of our executive compensation program is to attract and retain talented management while ensuring that our executive officers are compensated in a way that advances the interests of our stockholders. In pursuing this objective, the Compensation Committee believes that it is critical that a substantial portion of each executive officer's compensation be contingent upon our overall performance. The Compensation Committee is also guided by the principle that our compensation packages must be competitive, must support our overall strategy and objectives, and must provide significant rewards for outstanding financial performance while establishing clear consequences for underperformance. Annual bonuses and long-term awards for our executive officers should take into account not only objective financial goals, but also individual performance goals that reinforce our core values, which include leadership, accountability, ethics and corporate governance. It is the Compensation Committee's responsibility to make recommendations to the Board with respect to Chief Executive Officer compensation and either alone or with the other independent members of our Board, to determine and approve our Chief Executive Officer's compensation. In addition, the Compensation Committee periodically reviews our incentive compensation and other stock-based compensation programs and recommends changes in such plans to the Board as needed.

        In determining the compensation packages for our executive officers, and non-employee directors, the Compensation Committee and the Board of Directors have evaluated the history and performance of the Company, previous compensation practices and packages awarded to the Company's executive officers and non-employee directors, and what other companies might pay the executive officers and non-employee directors for his or her services.

Compensation Program Components

        Our executive compensation program emphasizes company performance, individual performance and an increase in stockholder value over time in determining executive pay levels. Our executive compensation program consists of three key elements: (i) annual base salaries; (ii) a performance-based annual bonus; and (iii) periodic grants of stock options and restricted stock. The Compensation Committee believes that this three-part approach best serves our stockholders' interests by motivating executive officers to improve our financial position, holding executives accountable for the performance of the organizations for which they are responsible and by attracting key executives into our service. Under our compensation program, annual compensation for executive officers are composed of a significant portion of pay that is "at risk"—specifically, the annual bonus and stock options and restricted stock. The Compensation Committee believes that these "at risk" awards align the interests of our executive officers with the interests of our stockholders since the grant of these awards relate directly to stock price appreciation realized by all our stockholders.

        Base Salary.    In reviewing and approving the base salaries of our executive officers, the Compensation Committee considers the scope of work and responsibilities, past and current contributions and performance to the Company, and other individual-specific factors; the recommendation of the Chief Executive Officer (except in the case of his own compensation); a determination of what other companies might pay the executive for his or her services; and the executive's experience. Except where an existing agreement establishes an executive's salary, the Compensation Committee reviews executive officer salaries annually at the end of the fiscal year and establishes the base salaries for the upcoming fiscal year.

        Annual Cash Bonus.    In reviewing and approving the performance-based annual bonus for our executive officers, the Compensation Committee considers an executive's contribution to the overall performance of the Company and attainment of any milestones or performance targets which may be set by the Board from time to time.

        Stock Options and Restricted Stock.    Executive officers of the Company and other key employees who contribute to the growth, development and financial success of the Company are eligible to be awarded stock options and restricted stock to purchase our common stock, shares of restricted common stock, and bonuses of shares of common stock under our 2001 Stock Incentive Plan (and, if approved by the stockholders at the 2005 Annual Meeting and implemented, under the 2005 Stock Incentive Plan (see "Proposal 2—Consideration and Approval of 2005 Stock Incentive Plan")). Awards under our 2001 Stock Incentive Plan help relate a significant portion of an employee's long-term remuneration directly to stock price appreciation realized by all our stockholders and aligns an employee's interests with that of our stockholders. The Compensation Committee believes equity-based incentive compensation aligns executive and stockholder interests because (i) the use of a multi-year vesting schedule for equity awards encourages executive retention and emphasizes long-term growth, and (ii) paying a significant portion of management's compensation in our equity provides management with a powerful incentive to increase stockholder value over the long term. The Compensation Committee determines appropriate individual long-term incentive awards in the exercise of its discretion in view of the above criteria and applicable policies.

Compensation of Chief Executive Officer and President

        As Chief Executive Officer and President, Mr. Meyers is compensated pursuant to an employment agreement entered into in December 2000, as amended to date. Under the terms of his employment agreement, Mr. Meyers is entitled, at the discretion of the Board of Directors, to performance bonuses which may be based upon a variety of factors and to participate in our stock incentive plans and other bonus plans based on his performance and the Company's performance. For the year ended December 31, 2004, Mr. Meyers received a base salary of $175,000 pursuant to his employment agreement. In addition, the Company awarded Mr. Meyers a cash bonus of $50,000 in recognition of his efforts throughout the year.

Section 162(m) of the Internal Revenue Code

        Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to public corporations for compensation, other than performance-based compensation, over $1,000,000 paid for any fiscal year to an individual who, on the last day of the taxable year, was (i) the chief executive officer or (ii) among the four other highest compensated executive officers whose compensation is required to be reported in the Summary Compensation Table contained in the company's proxy statement. Compensation programs generally will qualify as performance-based if (1) compensation is based on pre-established objective performance targets, (2) the programs' material features have been approved by stockholders, and (3) there is no discretion to increase payments after the performance targets have been established for the performance period. The Compensation Committee desires to maximize deductibility of compensation under Section 162(m) of the Internal Revenue Code to the extent practicable while maintaining a competitive, performance-based compensation program. However, the Compensation Committee also believes that it must reserve the right to award compensation which it deems to be in our best interest and our stockholders' best interest but which may not be tax deductible under Section 162(m) of the Internal Revenue Code.

                      Submitted by the Compensation Committee
                      of the Board of Directors:

                      Jonathan R. Foster (Chairman)
                      Gregory R. Nelson

Performance Graph

        The following graph compares the performance of an investment of $100 in the Company's Common Stock with the performance of an investment of $100 in the NASDAQ (U.S.) Index and the Russell 2000 Index, for the period from February 26, 1999, through December 31, 2004. The stock price performance shown on the graph is not necessarily indicative of future price performance.

        The comparisons in the chart below are based upon historical data and are not indicative of, nor intended to forecast, future performance of the Company's common stock.

	12/31/04	12/31/03	12/31/02	12/31/01	2/28/01	2/29/00	2/26/99
Langer, Inc.	$368	$185	$213	$396	$266	$90	$100
NASDAQ (U.S.)	95	88	58	85	94	205	100
Russell 2000 Index	166	142	98	125	121	147	100

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        Consulting Agreement with Kanders & Company, Inc.    On November 12, 2004, we entered into a consulting agreement (the "Consulting Agreement") with Kanders & Company, Inc. ("Kanders & Company"), the sole stockholder of which is Warren B. Kanders, who on November 12, 2004, became our Chairman of the Board of Directors, and who is the sole manager and voting member of Langer Partners, LLC ("Langer Partners"), our largest stockholder. The Consulting Agreement provides that Kanders & Company will act as our non-exclusive consultant to provide us with strategic consulting and corporate development services for a term of three years. Kanders & Company will receive, pursuant to the agreement, an annual fee of $200,000 in addition to separate compensation for assistance, at our request, with certain transactions, and options to purchase 240,000 shares of our common stock at an exercise price of $7.50 per share, vesting in three equal annual installments beginning on November 12, 2005. We have also agreed to provide Kanders & Company with indemnification protection which survives the termination of the Consulting Agreement for six years, and extends to any actual or wrongfully attempted breach of duty, neglect, error or misstatement by Kanders & Company alleged by any claimant. The Consulting Agreement replaces a previous agreement for similar consulting services, pursuant to which Kanders & Company received an annual fee of $100,000, options to purchase 100,000 shares of our common stock at an exercise price of $1.525 per share, which vested in three equal annual installments beginning on December 31, 2001, and the indemnification protection described above. We paid or accrued $113,611, $100,000 and $100,000 during the years ended December 31, 2004, 2003 and 2002, respectively, pursuant to the Consulting Agreement and the previous consulting agreement as described above.

        In November 2004, the Board of Directors approved a May 1, 2005 grant of 100,000 shares of restricted stock to Kanders & Company, provided Mr. Kanders has not resigned as Chairman of the Board, all of which vest on November 12, 2007, and which accelerate upon termination of the consulting agreement, death of Mr. Kanders, or change of control of the Company.

        Note and Warrant Purchase Agreement.    On September 30, 2004, we sold (a) an aggregate principal amount of $5,500,000 of our 7% Senior Subordinated Notes due September 30, 2007 (the "Subordinated Notes"), and (b) warrants to purchase an aggregate of 110,000 shares of our common stock at an exercise price of $0.02 per share (the "Warrants") pursuant to a Note and Warrant Purchase Agreement dated September 30, 2004 by and among us and ten accredited investors, including Langer Partners. The Subordinated Notes and Warrants were sold by us to finance the cash portion of the Silipos acquisition. Langer Partners purchased and holds $750,000 principal amount of the Subordinated Notes and Warrants to purchase 15,000 shares of our common stock. The Subordinated Notes are prepayable at any time without penalty, and interest will accrue on the unpaid principal amount of the Subordinated Notes at the rate of 7% per annum, payable semi-annually in arrears on the last day of June and December in each year until the maturity date. The Warrants are exercisable commencing the earlier of (i) six months after the refinancing or prepayment of the Subordinated Notes, or (ii) September 30, 2005. The Warrants expire September 30, 2009. The exercise price of the Warrants is subject to adjustment in certain circumstances. The fair value of the Warrants was determined to be $735,900 using the Black-Scholes pricing model. This amount was recognized as a discount to the Senior Subordinated Notes and is being amortized over the term of our 7% Senior Subordinated Notes due September 30, 2007 and recorded as an additional interest expense. Under the Note and Warrant Purchase Agreement, we agreed to use our best efforts to file a shelf registration statement covering resales of the shares underlying the Warrants by December 31, 2005.

        4% Convertible Subordinated Notes.    On October 31, 2001, we sold $14,589,000 of our 4% Convertible Subordinated Notes due August 31, 2006 in a private placement. The notes are convertible into approximately 2,431,500 shares of our common stock at a conversion price of $6.00 per share, subject to adjustment in certain circumstances. Langer Partners purchased and currently holds $2,500,000 principal amount of our 4% Convertible Subordinated Notes. Additionally, several persons and entities that have family relationships with Warren Kanders purchased and currently hold an aggregate of $590,000 principal amount of these notes.

        On October 31, 2001, Langer Partners entered into an agreement with Oracle Investment Management, Inc. ("Oracle"), pursuant to which Langer Partners agreed not to, without the prior written consent of Oracle, sell, assign, pledge, or otherwise transfer any shares of all our common stock owned by Langer Partners until such time as Oracle sells or otherwise transfers one-third or more of the 4% Convertible Subordinated Notes acquired by it, or shares of common stock received upon conversion of the notes. Oracle originally acquired and currently holds $4,000,000 in aggregate principal amount of the 4% Convertible Subordinated Notes. Oracle and certain of its affiliates have not converted any of the 4% Convertible Subordinated Notes to date. If Oracle transfers less than one-third of its interest in the 4% Convertible Subordinated Notes acquired by it or the shares of our common stock it may receive upon conversion of the notes, Langer Partners will be permitted to transfer a pro-rata percentage of our common stock owned by it. Langer Partners further agreed with Oracle to vote all shares of common stock owned by Langer Partners in favor of so many nominees of Oracle to our Board of Directors as is equal on a percentage basis to the aggregate percentage of our common stock owned by Oracle on a fully diluted basis. Oracle is currently entitled to designate one Board nominee pursuant to this right. However, Oracle has not to date nominated a director.

        Tender Offer.    In February 2001, an investor group and management team, including our current Chairman of the Board of Directors, Warren B. Kanders, our President, Chief Executive Officer and director, Andrew H. Meyers, and our director Gregory R. Nelson, gained a controlling interest in Langer, by purchasing 1,362,509 shares of Langer at $1.525 per share, or approximately 51% of the then outstanding common stock of Langer, under the terms of a negotiated tender offer agreement. The aggregate purchase price paid by the group was $2,077,826. The investor group was also granted a 180 day option to purchase up to 1,400,000 additional shares of Langer common stock, with an initial exercise price of $1.525 per share, rising up to $1.60 per share. On May 14, 2001, the option was exercised in full and the shares were purchased at a price of $1.525 per share. As a result of the tender offer and option exercise, the investor group acquired approximately 57.8% of the outstanding common stock of Langer (without giving effect to the options granted to Kanders & Company and Andrew H. Meyers as discussed below) for an aggregate consideration of $4,212,826. In connection with the tender offer, we entered into an employment agreement with Mr. Meyers that provided that he would serve as our President and Chief Executive Officer for a three-year term that would expire December 31, 2003 at a salary of $175,000 and granted him options to purchase 175,000 shares at an exercise price of $1.525. We also entered into a three year consulting agreement for financial advisory services with Kanders & Company, of which Mr. Kanders is sole stockholder, providing for an annual fee of $100,000, an award of options for 100,000 shares at a price of $1.525 per share (which equaled the price paid in the tender offer), and a non-renewal fee of $100,000, which Kanders & Company waived when it entered into a consulting agreement with us in November 2004.

        Loan to Steven Goldstein.    In April 2002, we made a full-recourse secured two-year term loan to Mr. Steven Goldstein, our Executive Vice President, in the principal sum of $21,000, which bears interest at the rate of 4% per year, compounded quarterly. The loan, along with applicable interest, was repaid in April 2004.

        Other related party transactions.    We have obtained certain technology related products and services from a company owned by the brother-in-law of Andrew Meyers, our President, Chief Executive Officer and director. Costs incurred by us for such products and services were approximately $31,000, $142,000 and $127,700 in the years ended December 31, 2004, 2003 and 2002, respectively. We also engaged a company owned by Steven Goldstein's father-in-law to provide certain promotional and marketing goods and services to us. Costs incurred with respect to such goods and services for the years ended December 31, 2004, 2003 and 2002 were approximately $50,000, $56,000 and $47,000, respectively. We believe that the prices and terms of the products and services that we obtained from Mr. Meyers' brother-in-law as well as the company owned by Mr. Goldstein's father-in-law are at least as favorable as those we could have obtained in arms length negotiations or otherwise are at prevailing market prices and terms.

        Howard Capital Management, an entity owned and managed by Jonathan Foster, one of our directors, performed consulting services for us in 2001 and 2002. Costs incurred with respect to such services were approximately $6,500 and $2,500 in the years ended December 31, 2002 and 2001, respectively.

PROPOSAL 2

APPROVAL OF 2005 STOCK INCENTIVE PLAN

        The Company's current 2001 Stock Incentive Plan, as amended, (the "2001 Plan") originally became effective following its approval by the stockholders of the Company at the 2001 annual meeting. The Board believes that the 2001 Plan has been effective in attracting qualified executives, key employees, directors and consultants to the Company and its subsidiaries and in providing long-term incentives and rewards to those individuals responsible for the success of the Company. The Board further believes that the awards granted under the 2001 Plan have provided an incentive that aligns the economic interests of executives, key employees, directors and consultants with those of the Company's stockholders. The Board continues to believe that it is in the Company's best interest to utilize these types of awards as an integral part of its compensation programs, and considers these programs to be key contributors to the ongoing success of the Company.

        The Board of Directors believes that the adoption and approval of a new long-term stock incentive plan will facilitate the continued use of long-term equity-based incentives and rewards for the foreseeable future and is in the best interests of the Company. Accordingly, the Board of Directors approved, subject to the approval of the Company's stockholders, the 2005 Stock Incentive Plan (the "2005 Incentive Plan"). Stockholder approval of the 2005 Incentive Plan is desired, among other reasons, to maximize the availability of the tax deductibility by the Company of awards under the Plan for purposes of Section 162(m) of the Internal Revenue Code (the "Code") and to meet the listing requirements of The Nasdaq Stock Market. However, the Board of Directors or the Compensation Committee is authorized, in the exercise of its discretion, to make awards under the 2005 Incentive Plan, or otherwise, which are not fully tax deductible to the Company.

        The material features of the 2005 Incentive Plan are summarized below. The summary is qualified in its entirety by reference to the specific provisions of the 2005 Incentive Plan, the full text of which is set forth as Appendix A to this proxy statement. On April 27, 2005, the market price per share of the Company's common stock was $7.00 based on the closing price of the stock on the Nasdaq SmallCap Market on such date.

Administration

        The 2005 Incentive Plan will be administered by the Compensation Committee of the Board of Directors of the Company (the "Committee"). All members of the Committee are non-employee directors of the Company. The Committee has the authority to determine, within the limits of the express provisions of the 2005 Incentive Plan, the individuals to whom awards will be granted, the nature, amount and terms of such awards and the objectives and conditions for earning such awards. With respect to employees who are not subject to Section 16 of the Securities Exchange Act of 1934, as amended, the Committee may delegate its authority under the 2005 Incentive Plan to one or more officers or employees of the Company. To the extent not otherwise provided for under the Company's certificate of incorporation and by-laws, members of the Committee are entitled to be indemnified by the Company with respect to claims relating to their actions in the administration of the 2005 Incentive Plan, except in the case of willful misconduct.

Types of Awards

        Awards under the 2005 Incentive Plan may include nonqualified stock options, incentive stock options, stock appreciation rights ("SARs"), restricted shares of common stock, restricted units and performance awards.

        Stock Options.    The Committee may grant to a participant incentive stock options, options that do not qualify as incentive stock options ("non-qualified stock options") or a combination thereof. The terms and conditions of stock option grants, including the quantity, price, vesting periods, and other conditions on exercise will be determined by the Committee. Incentive stock option grants shall be made in accordance with Section 422 of the Code.

        The exercise price for stock options will be determined by the Committee in its discretion, provided that with respect to incentive stock options, the exercise price per share shall be at least equal to 100% of the fair market value of one share of the Company's common stock on the date when the stock option is granted. Additionally, in the case of incentive stock options granted to a holder of more than 10% of the total combined voting power of all classes of stock of the Company on the date of grant, the exercise price may not be less than 110% of the fair market value of one share of Common Stock on the date the stock option is granted.

        Stock options must be exercised within a period fixed by the Committee that may not exceed ten years from the date of grant, except that in the case of incentive stock options granted to a holder of more than 10% of the total combined voting power of all classes of stock of the Company on the date of grant, the exercise period may not exceed five years. The 2005 Incentive Plan provides for earlier termination of stock options upon the participant's termination of employment, unless extended by the Committee, but in no event may the options be exercised after the scheduled expiration date of the options.

        At the Committee's discretion, payment for shares of common stock on the exercise of stock options may be made in cash, shares of the Company's common stock held by the participant for at least six months (or such other shares of common stock as the Committee may permit), a combination of cash and shares of stock, or in any other form of consideration acceptable to the Committee (including one or more "cashless" exercise forms).

        Stock Appreciation Rights.    SARs may be granted by the Committee to a participant either separate from or in tandem with non-qualified stock options or incentive stock options. SARs may be granted at the time of the stock option grant or, with respect to non-qualified stock options, at any time prior to the exercise of the stock option. A SAR entitles the participant to receive, upon its exercise, a payment equal to (i) the excess of the fair market value of a share of Common Stock on the exercise date over the SAR exercise price, times (ii) the number of shares of Common Stock with respect to which the SAR is exercised.

        The exercise price of a SAR is determined by the Committee, but in the case of SARs granted in tandem with stock options, may not be less than the exercise price of the related stock option. Upon exercise of a SAR, the Company will make payment in cash or shares of Common Stock, or a combination thereof, as determined by the Committee.

        Restricted Shares and Restricted Units.    The Committee may award to a participant shares of Common Stock subject to specified restrictions ("restricted shares"). Restricted shares are subject to forfeiture if the participant does not meet certain conditions such as continued employment over a specified forfeiture period and/or the attainment of specified performance targets over the forfeiture period.

        The Committee also may award to a participant units representing the right to receive shares of Common Stock in the future subject to the achievement of one or more goals relating to the completion of service by the participant and/or the achievement of performance or other objectives ("restricted units"). The terms and conditions of restricted share and restricted unit awards are determined by the Committee at the time of grant of each award.

        For participants who are subject to Section 162(m) of the Code, the performance targets referenced in the preceding two paragraphs may be established by the Committee, in its discretion, based on one or more of the following measures: revenue; net revenue; revenue growth; net revenue growth; earnings before interest, taxes, depreciation and amortization ("EBITDA"); adjusted EBITDA; funds from operations; funds from operations per share; operating income (loss); operating income growth; operating cash flow; adjusted operating cash flow return on income; net income; net income growth; pre- or after-tax income (loss); cash available for distribution; cash available for distribution per share; cash and/or cash equivalents available for operations; net earnings (loss); earnings (loss) per share; earnings per share growth; return on equity; return on assets; share price performance (based on historical performance or in relation to selected organizations or indices); total shareholder return; total shareholder return growth; economic value added; improvement in cash-flow (before or after tax); successful capital raises; and confidential business unit objectives (the "Performance Goals").

        Performance Awards.    The Committee may grant performance awards to participants under such terms and conditions as the Committee deems appropriate. A performance award entitles a participant to receive a payment from the Company, the amount of which is based upon the attainment of predetermined performance targets over a specified award period. Performance awards may be paid in cash, shares of Common Stock or a combination thereof, as determined by the Committee.

        Award periods will be established at the discretion of the Committee. The performance targets will also be determined by the Committee. With respect to participants subject to Section 162(m) of the Code, the applicable performance targets shall be established, in the Committee's discretion, based on one or more of the Performance Goals described under the section titled "Restricted Shares and Restricted Units." To the extent that a participant is not subject to Section 162(m) of the Code, when circumstances occur that cause predetermined performance targets to be an inappropriate measure of achievement, the Committee, in its discretion, may adjust the performance targets.

Eligibility

        The Committee may grant awards to any officer, key employee, director, consultant, independent contractor or advisor of the Company or its affiliates. It is presently contemplated that approximately 260 persons will be eligible to receive awards. In any calendar year, no participant may receive awards for more than 500,000 shares of the Company's common stock and $2,000,000 in cash.

Awards Granted Under the 2005 Incentive Plan

        As of the date hereof, no specific awards have been granted or are contemplated under the 2005 Incentive Plan. In addition, the exact types and amounts of any future awards to be made to any eligible participants pursuant to the 2005 Incentive Plan are not presently determinable. As a result of the discretionary nature of the 2005 Incentive Plan, it is not possible to state who the participants in the 2005 Incentive Plan will be in the future or the number of options or other awards to be received by a person or group.

Shares Subject to the 2005 Incentive Plan

        An aggregate of 2,000,000 shares of Common Stock is reserved for issuance and available for awards under the 2005 Incentive Plan. No more than 1,500,000 of the total shares of Common Stock available for issuance under the 2005 Incentive Plan may be granted in the form of restricted shares, restricted units or performance awards. Shares of common stock not actually issued (as a result, for example, of the lapse of an option) are available for additional grants. Shares surrendered to or withheld by the Company in payment or satisfaction of the exercise price of a stock option or tax withholding obligations with respect to an award may be the subject of a new award under the 2005 Incentive Plan. Shares to be issued or purchased under the 2005 Incentive Plan may be either authorized but unissued common stock or treasury shares. Shares issued with respect to awards assumed by the Company in connection with acquisitions do not count against the total number of shares available under the Plan.

Anti-Dilution Protection

        In the event of any changes in the capital structure of the Company, including a change resulting from a stock dividend or stock split, or combination or reclassification of shares, the Board of Directors is authorized to make such equitable adjustments with respect to awards or any provisions of the 2005 Incentive Plan as it deems necessary and appropriate, including, if necessary, any adjustments in the maximum number of shares of Common Stock subject to the Plan, the number of shares of Common Stock subject to and the exercise price of an outstanding award, or the maximum number of shares that may be subject to one or more awards granted to any one recipient during a calendar year.

Amendment and Termination

        The Board of Directors may at any time amend or terminate the 2005 Incentive Plan, provided that no such action may be taken that adversely affects any rights or obligations with respect to any awards theretofore made under the Plan without the consent of the recipient. No awards may be made under the 2005 Incentive Plan after the tenth anniversary of its effective date. Certain provisions of the 2005 Incentive Plan relating to performance-based awards under Section 162(m) of the Code will expire on the fifth anniversary of the effective date.

Federal Income Tax Consequences

        The federal income tax consequences of the issuance and/or exercise of awards under the 2005 Incentive Plan are as described below. The following information is only a summary of the tax consequences of the awards, and recipients should consult with their own tax advisors with respect to the tax consequences inherent in the ownership and/or exercise of the awards, and the ownership and disposition of any underlying securities.

        Incentive Stock Options.    The 2005 Incentive Plan qualifies as an incentive stock option plan within the meaning of Section 422 of the Code. A recipient who is granted an incentive stock option will not recognize any taxable income for federal income tax purposes either on the grant or exercise of the incentive stock option. If the recipient disposes of the shares purchased pursuant to the incentive stock option more than two years after the date of grant and more than one year after the transfer of the shares to the recipient (the required statutory "holding period"), (a) the recipient will recognize long-term capital gain or loss, as the case may be, equal to the difference between the selling price and the option price; and (b) the Company will not be entitled to a deduction with respect to the shares of stock so issued. If the holding period requirements are not met, any gain realized upon disposition will be taxed as ordinary income to the extent of the excess of the lesser of (i) the excess of the fair market value of the shares at the time of exercise over the option price, and (ii) the gain on the sale. The Company will be entitled to a deduction in the year of disposition in an amount equal to the ordinary income recognized by the recipient. Any additional gain will be taxed as short-term or long-term capital gain depending upon the holding period for the stock. A sale for less than the option price results in a capital loss.

        The excess of the fair market value of the shares on the date of exercise over the option price is, however, includable in the option holder's income for alternative minimum tax purposes.

        Nonqualified Stock Options.    The recipient of a nonqualified stock option under the 2005 Incentive Plan will not recognize any income for federal income tax purposes on the grant of the option. Generally, on the exercise of the option, the recipient will recognize taxable ordinary income equal to the excess of the fair market value of the shares on the exercise date over the option price for the shares. The Company generally will be entitled to a deduction on the date of exercise in an amount equal to the ordinary income recognized by the recipient. Upon disposition of the shares purchased pursuant to the stock option, the recipient will recognize long-term or short-term capital gain or loss, as the case may be, equal to the difference between the amount realized on such disposition and the basis for such shares, which basis includes the amount previously recognized by the recipient as ordinary income.

        Stock Appreciation Rights.    A recipient who is granted stock appreciation rights will not recognize any taxable income on the receipt of the SARs. Upon the exercise of a SAR, (a) the recipient will recognize ordinary income equal to the amount received (the increase in the fair market value of one share of the Company's Common Stock from the date of grant of the SAR to the date of exercise); and (b) the Company will be entitled to a deduction on the date of exercise in an amount equal to the ordinary income recognized by the recipient.

        Restricted Shares.    A recipient will not be taxed at the date of an award of restricted shares, but will be taxed at ordinary income rates on the fair market value of any restricted shares as of the date that the restrictions lapse, unless the recipient, within 30 days after transfer of such restricted shares to the recipient, elects under Section 83(b) of the Code to include in income the fair market value of the restricted shares as of the date of such transfer. The Company will be entitled to a corresponding deduction. Any disposition of shares after restrictions lapse will be subject to the regular rules governing long-term and short-term capital gains and losses, with the basis for this purpose equal to the fair market value of the shares at the end of the restricted period (or on the date of the transfer of the restricted shares, if the employee elects to be taxed on the fair market value upon such transfer). Dividends received by a recipient during the restricted period will be taxable to the recipient at ordinary income tax rates and will be deductible by the Company unless the recipient has elected to be taxed on the fair market value of the restricted shares upon transfer, in which case they will thereafter be taxable to the employee as dividends and will not be deductible by the Company.

        Restricted Units.    A participant will normally not recognize taxable income upon an award of restricted units, and the Company will not be entitled to a deduction until the lapse of the applicable restrictions. Upon the lapse of the restrictions and the issuance of the earned shares, the participant will recognize ordinary taxable income in an amount equal to the fair market value of the Common Stock received and the Company will be entitled to a deduction in the same amount.

        Performance Awards.    Normally, a participant will not recognize taxable income upon the grant of performance awards. Subsequently, when the conditions and requirements for the grants have been satisfied and the payment determined, any cash received and the fair market value of any common stock received will constitute ordinary income to the participant. The Company also will then be entitled to a deduction in the same amount.

Effective Date

        The 2005 Incentive Plan shall be effective immediately on the date of its approval by the stockholders of the Company. If not approved by the stockholders, no awards will be made under the 2005 Incentive Plan. If and when the 2005 Incentive Plan becomes effective, the Company's 2001 Plan will be frozen such that no further awards will be made under the 2001 Plan, and any shares of Common Stock then reserved for grant under the 2001 Plan will be released from reserve under the 2001 Plan. However, shares of Common Stock subject to or reserved for outstanding awards granted under the 2001 Plan prior to the effective date of the 2005 Incentive Plan will remain available or reserved for issuance under the 2001 Plan, and the 2001 Plan will remain in effect after the effective date of the 2005 Incentive Plan to the extent necessary to administer such previously granted awards.

Vote Required

        Approval of the 2005 Incentive Plan will require the affirmative vote of at least a majority in voting interest of the stockholders present in person or by proxy and voting at the Annual Meeting, assuming the presence of a quorum. If the shareholders do not approve the 2005 Incentive Plan, it will not be implemented, but the Company reserves the right to adopt such other compensation plans and programs as it deems appropriate and in the best interests of the Company and its shareholders.

The Board Of Directors recommends a vote FOR Proposal 2.

OTHER MATTERS

        As of the date of this Proxy Statement, the Board of Directors does not intend to present any other matter for action at the Meeting other than as set forth in the Notice of Annual Meeting and this Proxy Statement. If any other matters properly come before the Meeting, it is intended that the shares represented by the proxies will be voted, in the absence of contrary instructions, in the discretion of the persons named in the proxy.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors and executive officers and any persons who own more than 10% of the Company's capital stock to file with the Commission (and, if such security is listed on a national securities exchange, with such exchange), various reports as to ownership of such capital stock. Such persons are required by Commission regulations to furnish the Company with copies of all Section 16(a) forms they file.

        Based solely upon reports and representations submitted by the directors, executive officers and holders of more than 10% of the Company's capital stock, all Forms 3, 4 and 5 showing ownership of and changes of ownership in the Company's capital stock during the year ended December 31, 2004, were timely filed with the Commission and The Nasdaq Stock Market, other than a report by Mr. W. Gray Hudkins, Chief Operating Officer, which was filed 2 days after the due date.

Annual Report

        A copy of the Company's Annual Report to Stockholders for the year ended December 31, 2004, is being mailed to stockholders along with this Proxy Statement. Any Stockholder who has not received a copy of the Annual Report to Stockholders and wishes to do so should contact the Company's Secretary by mail at 450 Commack Road, Deer Park, New York 11729-4510 or by telephone at (631) 667-1200.

Form 10-K

        The Company will provide, without charge, to each stockholder as of the Record Date, on the written request of the stockholder, a copy of the Company's Annual Report on Form 10-K for the year ended December 31, 2004, including the financial statements and schedules, as filed with the Securities and Exchange Commission. Stockholders should direct the written request to the Company's Secretary by mail at 450 Commack Road, Deer Park, New York 11729-4510.

Requirements For Submission Of Stockholder Proposals, Nomination Of Directors And Other Business Of Stockholders

        Under the rules of the Securities and Exchange Commission, if a stockholder wants us to include a proposal in our Proxy Statement and Proxy Card for presentation at our 2006 Annual Meeting, the proposal must be received by us at our principal executive offices by January 5, 2006 (or, if the 2006 Annual Meeting is called for a date not within 30 calendar days before or after June 23, 2006, within a reasonable time before we begin to print and mail our proxy materials for the 2006 Annual Meeting). The proposal should be sent to the attention of: Langer, Inc., 450 Commack Road, Deer Park, New York 11729-4510, Att'n: Company Secretary, and must include the information and representations that are set out in Exchange Act Rule 14a-8.

        Under our Bylaws, and as permitted by the rules of the Securities and Exchange Commission, certain procedures are provided that a stockholder must follow to nominate persons for election as directors or to introduce an item of business at a meeting of our stockholders outside of the requirements set forth in Exchange Act Rule 14a-8. These procedures provide that nominations for director nominees and/or an item of business to be introduced at a meeting of our stockholders must be submitted in writing to the Secretary of the Company at our principal executive offices. Any written submission by a stockholder including a director nomination and/or item of business to be presented at a meeting of our stockholders must comply with the procedures and such other requirements as may be imposed by our Bylaws, Delaware law, The Nasdaq Stock Market, the rules and regulations of the Securities and Exchange Commission, and must include the information necessary for the Board to determine whether the candidate qualifies as independent under The Nasdaq Stock Market's rules.

        We must receive notice of the intention to introduce a director nomination or to present an item of business at our 2006 Annual Meeting (a) not less than sixty (60) days nor more than ninety (90) days prior to June 23, 2006 if our 2006 Annual Meeting is held within thirty (30) days before or after June 23, 2006; or (b) not later than the close of business on the tenth (10th) day following the day on which the notice of meeting is mailed or public disclosure of the date of the 2006 Annual Meeting is made, whichever occurs first, in the event our 2006 Annual Meeting is not held within thirty (30) days before or after June 23, 2006. In the event that we call a special meeting of our stockholders, we must receive your intention to introduce a director nomination or to present an item of business at the special meeting of stockholders not later than the close of business on the tenth (10th) day following the day on which the notice of such special meeting of stockholders is mailed or public disclosure of the date of the meeting is made, whichever occurs first.

        Assuming that our 2006 Annual Meeting is held on schedule, we must receive notice of your intention to introduce a director nomination or other item of business at that meeting not less than sixty (60) days nor more than ninety (90) days prior to June 23, 2006. If we do not receive notice within the prescribed dates, or if we meet other requirements of the Securities and Exchange Commission rules, the persons named as proxies in the proxy materials relating to that meeting will use their discretion in voting the proxies when these matters are raised at the meeting. In addition, nominations or proposals not made in accordance herewith may be disregarded by the chairman of the meeting in his discretion, and upon his instructions all votes cast for each such nominee or for such proposals may be disregarded.

                      For the Board of Directors

                      Joseph P. Ciavarella, Secretary

APPENDIX A

LANGER, INC.
2005 STOCK INCENTIVE PLAN

        1.    PURPOSE.    The purpose of Langer, Inc. 2005 Stock Incentive Plan (the "Plan") is to provide a means through which the Company and its Subsidiaries may attract able persons to enter and remain in the employ of the Company and its Subsidiaries and to provide a means whereby eligible persons can acquire and maintain Common Stock ownership, or be paid incentive compensation measured by reference to the value of Common Stock, thereby strengthening their commitment to the welfare of the Company and its Subsidiaries and promoting an identity of interest between stockholders and these eligible persons. Capitalized terms used but not otherwise defined herein shall have the meanings set forth in Section 24 hereof.

        So that the appropriate incentive can be provided, the Plan provides for granting Incentive Stock Options, Nonqualified Stock Options, Restricted Stock Awards, Restricted Stock Unit Awards and Performance Awards and other Stock-Based Awards, or any combination of the foregoing. Capitalized terms not defined in the text are defined in Section 24.

        2.    SHARES SUBJECT TO THE PLAN.    Subject to Section 18, the total number of Shares reserved and available for grant and issuance pursuant to this Plan will be 2,000,000 Shares. Of the total Shares reserved for issuance under the Plan, no more than 1,500,000 shares of Common Stock may be issued under the Plan as Awards under Sections 6 and 7 of the Plan. Shares that have been (a) reserved for issuance under options which have expired or otherwise terminated without issuance of the underlying Shares, (b) reserved for issuance or issued under an Award granted hereunder but are forfeited or are repurchased by the Company at the original issue price, or (c) reserved for issuance or issued under an Award that otherwise terminates without Shares being issued, shall be available for issuance. In the event of the exercise of SARs, whether or not granted in tandem with options, only the number of shares of Common Stock actually issued in payment of such SARs shall be charged against the number of shares of Common Stock available for the grant of Awards hereunder, and any Common Stock subject to tandem options, or portions thereof, which have been surrendered in connection with any such exercise of SARs shall not be charged against the number of shares of Common Stock available for the grant of Awards hereunder. At all times the Company shall reserve and keep available a sufficient number of Shares as shall be required to satisfy the requirements of all outstanding options granted under this Plan and all other outstanding but unvested Awards granted under this Plan. The Shares to be offered under the Plan shall be authorized and unissued Common Stock, or issued Common Stock that shall have been reacquired by the Company. Subject to adjustment in accordance with Section 18.4, in any calendar year, no Participant shall be granted Awards in respect of more than 500,000 shares of Common Stock (whether through grants of options or SARs or other Awards of Common Stock or rights with respect thereto) or cash-based Awards for more than $2,000,000.

        3.    ELIGIBILITY.    ISO's (as defined in Section 5 below) may be granted only to employees (including officers and directors who are also employees) of the Company or of a Subsidiary of the Company. All other Awards may be granted to employees, officers, directors, consultants, independent contractors and advisors of the Company or any Subsidiary of the Company.

        4.    ADMINISTRATION.

          4.1    Committee Authority.    This Plan will be administered by the Committee. Any power, authority or discretion granted to the Committee may also be taken by the Board. Subject to the general purposes, terms and conditions of this Plan, and to the direction of the Board, the Committee will have full power to implement and carry out this Plan. Without limitation, the Committee will have the authority to:

    (a)
    select persons to receive Awards;

    (b)
    determine the nature, extent, form and terms of Awards and the number of Shares or other consideration subject to Awards;

    (c)
    determine the vesting, exerciseability and payment of Awards;

    (d)
    correct any defect, supply any omission or reconcile any inconsistency in this Plan, any Award or any Award Agreement;

    (e)
    determine whether Awards will be granted singly, in combination with, in tandem with, in replacement of, or as alternatives to, other Awards under this Plan or any other incentive or compensation plan of the Company or any Subsidiary of the Company;

    (f)
    prescribe, amend and rescind rules and regulations relating to this Plan or any Award;

    (g)
    make all factual determinations with respect to, and otherwise construe and interpret, this Plan, any Award Agreement and any other agreement or document executed pursuant to this Plan;

    (h)
    grant waivers of Plan or Award conditions;

    (i)
    determine whether an Award has been earned;

    (j)
    accelerate the vesting of any Award; and

    (k)
    make all other determinations necessary or advisable for the administration of this Plan.

          The Committee's interpretation of the Plan or any documents evidencing Awards granted pursuant thereto and all decisions and determinations by the Committee with respect to the Plan shall be final, binding, and conclusive on all parties unless otherwise determined by the Board.

          4.2    Committee Discretion; Board Power.    Any determination made by the Committee with respect to any Award will be made in its sole discretion at the time of grant of the Award or, unless in contravention of any express term of this Plan or Award, at any later time, and such determination will be final and binding on the Company and on all persons having an interest in any Award under this Plan. The Committee may delegate such of its powers and authority under the Plan as it deems appropriate to designated officers or employees of the Company. In addition, the full Board may exercise any of the powers and authority of the Committee under the Plan. In the event of such delegation of authority or exercise of authority by the Board, references in the Plan to the Committee shall be deemed to refer, as appropriate, to the delegate of the Committee or the Board. Actions taken by the Committee and any delegation by the Committee to designated officers or employees shall comply with Section 16(b) of the Exchange Act, the performance-based provisions of Section 162(m) of the Code, and the regulations promulgated under each of such statutory provisions, or the respective successors to such statutory provisions or regulations, as in effect from time to time, to the extent applicable. Notwithstanding any other provision of the Plan, if the Committee deems it to be in the interest of the Company, the Committee retains the discretion to make such Awards under the Plan that may not comply with the requirements of Section 16(b) of the Exchange Act, Section 162(m) of the Code, or any other relevant statute or regulation.

        5.    STOCK OPTIONS.    The Committee may grant Options to eligible persons and will determine whether such options will be intended to be "Incentive Stock Options" within the meaning of Section 422 of the Code or any successor section thereof ("ISO's") or nonqualified stock options not intended to qualify as incentive stock options ("NQSO's"), the number of Shares subject to the Option, the Exercise Price of the option, the period during which the option may be exercised, and all other terms and conditions of the Option, subject to the following:

          5.1    Form of Option Grant.    Each Option granted under this Plan will be evidenced by an Award Agreement ("Stock Option Agreement"), which will expressly identify the Option as an ISO or NQSO, and will be in such form and contain such provisions (which need not be the same for each Participant) as the Committee may from time to time approve, and which will comply with and be subject to the terms and conditions of this Plan.

          5.2    Exercise Period.    Options may be exercisable to the extent vested within the times or upon the events determined by the Committee as set forth in the Stock Option Agreement governing such option; provided, however, that no option will be exercisable after the expiration of ten (10) years from the date the option is granted; and provided further that no ISO granted to a person who directly or by attribution owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any Subsidiary of the Company ("Ten Percent Stockholder") will be exercisable after the expiration of five (5) years from the date the ISO is granted. The Committee also may provide for options to become exercisable at one time or from time to time, periodically or otherwise, in such number of Shares or percentage of Shares as the Committee determines.

          5.3    Exercise Price.    The Exercise Price of an option will be determined by the Committee when the option is granted and may be greater, less than, or equal to the Fair Market Value of the Shares on the date of grant; provided that: (i) the Exercise Price of an ISO will be not less than 100% of the Fair Market Value of the Shares on the date of grant; and (ii) the Exercise Price of any ISO granted to a Ten Percent Stockholder will not be less than 110% of the Fair Market Value of the Shares on the date of grant. In addition, the Exercise Price may (i) be subject to a limit on the economic value that may be realized by a Participant from an option or SAR, or otherwise (ii) vary from the original purchase price, provided that such variable purchase price can never be less than the Fair Market Value of the shares of Common Stock subject to such option or SAR, determined as of the date of grant.

          5.4    Date of Grant.    The date of grant of an Option will be the date on which the Committee makes the determination to grant such option, unless otherwise specified by the Committee. The Stock Option Agreement and a copy of this Plan will be delivered to the Participant within a reasonable time after the granting of the Option.

          5.5    Method of Exercise.    Options may be exercised by delivery to the Company of a written stock option exercise agreement (the "Exercise Agreement") in a form approved from time to time by the Committee (which need not be the same for each Participant), stating the number of Shares being purchased, the restrictions imposed on the Shares purchased under such Exercise Agreement, if any, and such representations and agreements regarding Participant's investment intent and access to information and other matters, if any, as may be required or desirable by the Company to comply with applicable securities laws, together with payment in full of the Exercise Price for the number of Shares being purchased. Payment for the Shares purchased may be made in accordance with Section 8 of this Plan.

          5.6    Termination.    Unless otherwise expressly provided in an Award Agreement or otherwise determined by the Committee, exercise of an option will always be subject to the following:

    a.
    If the Participant is Terminated for any reason (including voluntary Termination) other than death or Disability, then the Participant may exercise such Participant's Options only to the extent that such options would have been exercisable upon the Termination Date no later than three (3) months after the Termination Date (or such shorter or longer time period not exceeding five (5) years as may be determined by the Committee, with any exercise beyond three (3) months after the Termination Date deemed to be a NQSO), but in any event, no later than the expiration date of the Options.

    b.
    If the Participant is Terminated because of Participant's death or Disability (or the Participant dies within three (3) months after a Termination other than for Cause or because of Participant's Disability), then Participant's Options may be exercised only to the extent that such options would have been exercisable by Participant on the Termination Date and must be exercised by Participant (or Participant's legal representative or authorized assignee) no later than twelve (12) months after the Termination Date (or such shorter or longer time period not exceeding five (5) years as may be determined by the Committee, with any such exercise beyond twelve (12) months after the Termination Date when the Termination is for Participant's death or Disability, deemed to be a NQSO), but in any event no later than the expiration date of the Options.

    c.
    Notwithstanding the provisions in paragraph 5.6(a) above, if a Participant is terminated for Cause, neither the Participant, the Participant's estate nor such other person who may then hold the Option shall be entitled to exercise any option with respect to any Shares whatsoever, after termination of service, whether or not after termination of service the Participant may receive payment from the Company or Subsidiary for vacation pay, for services rendered prior to termination, for services rendered for the day on which termination occurs, for salary in lieu of notice, or for any other benefits. In making such determination, the Committee shall give the Participant an opportunity to present to the Committee evidence on his behalf. For the purpose of this paragraph, termination of service shall be deemed to occur on the date when the Company dispatches notice or advice to the Participant that the Participant's service is terminated.

    d.
    If the Participant is not an employee or a director, the Award Agreement shall specify treatment of the Award upon Termination.

          5.7    Limitations on ISO.    The aggregate Fair Market Value (determined as of the date of grant) of Shares with respect to which ISO's are exercisable for the first time by a Participant during any calendar year (under this Plan or under any other incentive stock option plan of the Company or any Subsidiary of the Company) will not exceed $100,000 or such other amount as may be required by the Code. If the Fair Market Value of Shares on the date of grant with respect to which ISO's are exercisable for the first time by a Participant during any calendar year exceeds $100,000, then the Options for the first $100,000 worth of Shares to become exercisable in such calendar year will be ISO's and the Options for the amount in excess of $100,000 that become exercisable in that calendar year will be NQSO's. In the event that the Code or the regulations promulgated thereunder are amended after the Effective Date of this Plan to provide for a different limit on the Fair Market Value of Shares permitted to be subject to ISO's, such different limit will be automatically incorporated herein and will apply to any Options granted after the effective date of such amendment.

          5.8    Modification, Extension or Renewal.    The Committee may modify, extend or renew outstanding Options and authorize the grant of new Options in substitution therefor, provided that, (i) except as expressly provided for in the Plan or an Award Agreement, any such action may not, without the written consent of a Participant, impair any of such Participant's rights under any option previously granted and (ii) except as provided for in Section 18 of the Plan, options issued hereunder will not be repriced, replaced or regranted through cancellation or by lowering the Exercise Price of a previously granted Award without prior approval of the Company's stockholders. Any outstanding ISO that is modified, extended, renewed or otherwise altered will be treated in accordance with Section 424(h) of the Code.

          5.9    Limitations on Exercise.    The Committee may specify a reasonable minimum number of Shares that may be purchased on any exercise of an option, provided that such minimum number will not prevent Participant from exercising the option for the full number of Shares for which it is then exercisable.

          5.10    No Disqualification.    Notwithstanding any other provision in this Plan, no term of this Plan relating to ISO's will be interpreted, amended or altered, nor will any discretion or authority granted under this Plan be exercised, so as to disqualify this Plan under Section 422 of the Code or, without the consent of the Participant affected, to disqualify any ISO under Section 422 of the Code.

          5.11    Lapsed Grants.    Notwithstanding anything in the Plan to the contrary, the Company may, in its sole discretion, allow the exercise of a lapsed grant if the Company determines that: (i) the lapse was solely the result of the Company's inability to timely execute the exercise of an option award prior to its lapse, and (ii) the Participant made valid and reasonable efforts to exercise the Award. In the event the Company makes such a determination, the Company shall allow the exercise to occur as promptly as possible following its receipt of exercise instructions subsequent to such determination.

          5.12    Stock Appreciation Rights ("SARs").    In addition to the grant of options, as set forth above, the Committee may also grant SARs to any person eligible to be a Participant, which grant shall consist of a right that is the economic equivalent, and in all other regards is identical to a stock option that is permitted to be granted under the Plan, except that on the exercise of such SAR, the Participant shall receive shares of Common Stock having a Fair Market Value that is equal to the Fair Market Value of the shares of Common Stock that would be subject to such an option, reduced by the amount that would be required to be paid by the Participant as the purchase price on exercise of such option. A grant of a SAR shall be documented by means of an Award Agreement (a "SAR Agreement") containing the relevant terms and conditions of such grant. For purposes of the limitation on the number of shares of Common Stock that may be subject to Stock Options granted to any employee during any one calendar year, and for purposes of the aggregate limitation on the number of shares of Common Stock that may be subject to grants under the Plan, SARs shall be treated in the same manner as options would be treated.

        6.    RESTRICTED STOCK.

          6.1.    Restricted Stock Awards.    The Committee may grant to any Participant an Award of Common Stock in such number of shares, and on such terms, conditions and restrictions, whether based on performance standards, periods of service, retention by the Participant of ownership of purchased or designated shares of Common Stock or other criteria, as the Committee shall establish. If the Committee determines to make performance-based Awards of restricted Shares under this Section 6 to "covered employees" (as defined in Section 162(m) of the Code), performance targets will be limited to specified levels of one or more of the Performance Factors specified in the definition set forth in Section 24. The terms of any Restricted Stock Award granted under this Plan shall be set forth in an Award Agreement which shall contain provisions determined by the Committee and not inconsistent with this Plan.

          6.2    Issuance of Restricted Shares.    As soon as practicable after the Date of Grant of a Restricted Stock Award by the Committee, the Company shall cause to be transferred on the books of the Company, or its agent, Common Stock, registered on behalf of the Participant, evidencing the restricted Shares covered by the Award, but subject to forfeiture to the Company as of the Date of Grant if an Award Agreement with respect to the Restricted Shares covered by the Award is not duly executed by the Participant and timely returned to the Company. All Common Stock covered by Awards under this Section 6 shall be subject to the restrictions, terms and conditions contained in the Plan and the Award Agreement entered into by the Participant. Until the lapse or release of all restrictions applicable to an Award of restricted Shares, the share certificates representing such restricted Shares may be held in custody by the Company, its designee, or, if the certificates bear a restrictive legend, by the Participant. Upon the lapse or release of all restrictions with respect to an Award as described in Section 6.5, one or more share certificates, registered in the name of the Participant, for an appropriate number of shares as provided in Section 6.5, free of any restrictions set forth in the Plan and the Award Agreement shall be delivered to the Participant.

          6.3    Shareholder Rights.    Beginning on the Date of Grant of the Restricted Stock Award and subject to execution of the Award Agreement as provided in Section 6.2, the Participant shall become a shareholder of the Company with respect to all shares subject to the Award Agreement and shall have all of the rights of a shareholder, including, but not limited to, the right to vote such shares and the right to receive dividends; provided, however, that any Common Stock distributed as a dividend or otherwise with respect to any restricted Shares as to which the restrictions have not yet lapsed, shall be subject to the same restrictions as such restricted Shares and held or restricted as provided in Section 6.2.

          6.4    Restriction on Transferability.    None of the restricted Shares may be assigned or transferred (other than by will or the laws of descent and distribution, or to an inter vivos trust with respect to which the Participant is treated as the owner under Sections 671 through 677 of the Code, except to the extent that Section 16 of the Exchange Act limits a Participant's right to make such transfers), pledged or sold prior to lapse of the restrictions applicable thereto.

          6.5    Delivery of Shares Upon Vesting.    Upon expiration or earlier termination of the forfeiture period without a forfeiture and the satisfaction of or release from any other conditions prescribed by the Committee, or at such earlier time as provided under the provisions of Section 6.7, the restrictions applicable to the restricted Shares shall lapse. As promptly as administratively feasible thereafter, the Company shall deliver to the Participant or, in case of the Participant's death, to the Participant's Beneficiary, one or more share certificates for the appropriate number of shares of Common Stock, free of all such restrictions, except for any restrictions that may be imposed by law.

          6.6    Forfeiture of Restricted Shares.    Subject to Sections 6.7, all restricted Shares shall be forfeited and returned to the Company and all rights of the Participant with respect to such restricted Shares shall terminate unless the Participant continues in the service of the Company or a Subsidiary as an employee until the expiration of the forfeiture period for such restricted Shares and satisfies any and all other conditions set forth in the Award Agreement. The Committee shall determine the forfeiture period (which may, but need not, lapse in installments) and any other terms and conditions applicable with respect to any Restricted Stock Award.

          6.7    Waiver of Forfeiture Period.    Notwithstanding anything contained in this Section 6 to the contrary, the Committee may, in its sole discretion, waive the forfeiture period and any other conditions set forth in any Award Agreement under appropriate circumstances (including the death, Disability or retirement of the Participant or a material change in circumstances arising after the date of an Award) and subject to such terms and conditions (including forfeiture of a proportionate number of the restricted Shares) as the Committee shall deem appropriate.

          6.8    Restricted Stock Unit Awards.    Without limiting the generality of the foregoing provisions of this Section 6, and subject to such terms, limitations and restrictions as the Committee may impose, Participants designated by the Committee may receive Awards of Restricted Stock Units representing the right to receive shares of Common Stock in the future subject to the achievement of one or more goals relating to the completion of service by the Participant and/or the achievement of performance or other objectives. If the Committee determines to make performance-based Awards of Restricted Stock Units under this Section 6.8 to "covered employees" (as defined in Section 162(m) of the Code), performance targets will be limited to specified levels of one or more of the Performance Factors specified in the definition set forth in Section 24. Restricted Stock Unit Awards shall be subject to the restrictions, terms and conditions contained in the Plan and the applicable Award Agreements entered into by the appropriate Participants. Until the lapse or release of all restrictions applicable to an Award of Restricted Stock Units, no shares of Common Stock shall be issued in respect of such Awards and no Participant shall have any rights as a stockholder of the Company with respect to the shares of Common Stock covered by such Restricted Stock Unit Award. Upon the lapse or release of all restrictions with respect to a Restricted Stock Unit Award or at a later date if distribution has been deferred, one or more share certificates, registered in the name of the Participant, for an appropriate number of shares, free of any restrictions set forth in the Plan and the related Award Agreement shall be delivered to the Participant. A Participant's Restricted Stock Unit Award shall not be contingent on any payment by or consideration from the Participant other than the rendering of services. Notwithstanding anything contained in this Section 6.8 to the contrary, the Committee may, in its sole discretion, waive the forfeiture period and any other conditions set forth in any Award Agreement under appropriate circumstances (including the death, Disability or retirement of the Participant) and subject to such terms and conditions (including forfeiture of a proportionate number of the Restricted Stock Units) as the Committee shall deem appropriate.

        7.    PERFORMANCE AND OTHER STOCK-BASED AWARDS.

          7.1    Performance Awards.

            (a)    Award Periods and Calculations of Potential Incentive Amounts.    The Committee may grant Performance Awards to Participants. A Performance Award shall consist of the right to receive a payment (measured by the Fair Market Value of a specified number of shares of Common Stock, increases in such Fair Market Value during the Award Period and/or a fixed cash amount) contingent upon the extent to which certain predetermined performance targets have been met during an Award Period. The Award Period shall be two or more fiscal or calendar years as determined by the Committee. The Committee, in its discretion and under such terms as it deems appropriate, may permit newly eligible Participants, such as those who are promoted or newly hired, to receive Performance Awards after an Award Period has commenced.

            (b)    Performance Targets.    The performance targets may include such goals related to the performance of the Company or, where relevant, any one or more of its Subsidiaries or divisions and/or the performance of a Participant as may be established by the Committee in its discretion. In the case of Performance Awards to "covered employees" (as defined in Section 162(m) of the Code), the targets will be limited to specified levels of one or more of the Performance Factors specified in the definition set forth in Section 24. The performance targets established by the Committee may vary for different Award Periods and need not be the same for each Participant receiving a Performance Award in an Award Period. Except to the extent inconsistent with the performance-based compensation exception under Section 162(m) of the Code, in the case of Performance Awards granted to employees to whom such section is applicable, the Committee, in its discretion, but only under extraordinary circumstances as determined by the Committee, may change any prior determination of performance targets for any Award Period at any time prior to the final determination of the Award when events or transactions occur to cause the performance targets to be an inappropriate measure of achievement.

            (c)    Earning Performance Awards.    The Committee, at or as soon as practicable after the Date of Grant, shall prescribe a formula to determine the percentage of the Performance

    Award to be earned based upon the degree of attainment of the applicable performance targets.

            (d)    Payment of Earned Performance Awards.    Payments of earned Performance Awards shall be made in cash, Common Stock or Stock Units, or a combination of cash, Common Stock and Stock Units, in the discretion of the Committee. The Committee, in its sole discretion, may define, and set forth in the applicable Award Agreement, such terms and conditions with respect to the payment of earned Performance Awards as it may deem desirable.

            (e)    Termination of Service.    In the event of a Participant's Termination during an Award Period, the Participant's Performance Awards shall be forfeited except as may otherwise be provided in the applicable Award Agreement.

          7.2.    Grant of Other Stock-Based Awards.    Other stock-based awards, consisting of stock purchase rights (with or without loans to Participants by the Company containing such terms as the Committee shall determine), Awards of Common Stock, or Awards valued in whole or in part by reference to, or otherwise based on, Common Stock, may be granted either alone or in addition to or in conjunction with other Awards under the Plan. Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the persons to whom and the time or times at which such Awards shall be made, the number of shares of Common Stock to be granted pursuant to such Awards, and all other conditions of the Awards. Any such Award shall be confirmed by an Award Agreement executed by the Committee and the Participant, which Award Agreement shall contain such provisions as the Committee determines to be necessary or appropriate to carry out the intent of this Plan with respect to such Award.

          7.3.    Terms of Other Stock-Based Awards.    In addition to the terms and conditions specified in the Award Agreement, Awards made pursuant to Section 7.2 shall be subject to the following:

            (a)   Any Common Stock subject to Awards made under Section 7.2 may not be sold, assigned, transferred, pledged or otherwise encumbered prior to the date on which the shares are issued, or, if later, the date on which any applicable restriction, performance or deferral period lapses; and

            (b)   If specified by the Committee in the Award Agreement, the recipient of an Award under Section 7.2 shall be entitled to receive, currently or on a deferred basis, interest or dividends or dividend equivalents with respect to the Common Stock or other securities covered by the Award; and

            (c)   The Award Agreement with respect to any Award shall contain provisions dealing with the disposition of such Award in the event of the Participant's Termination prior to the exercise, realization or payment of such Award, whether such termination occurs because of retirement, Disability, death or other reason, with such provisions to take account of the specific nature and purpose of the Award.

        8.    PAYMENT FOR SHARE PURCHASES.

          8.1    Payment.    Payment for Shares purchased pursuant to this Plan may be made in cash (by check) or, where expressly approved for the Participant by the Committee or where expressly indicated in the Participant's Award Agreement and where permitted by law:

            a.     by cancellation of indebtedness of the Company to the Participant;

            b.     by surrender of shares that either: (1) have been owned by Participant for more than six (6) months and have been paid for within the meaning of SEC Rule 144 (and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares); or (2) were obtained by Participant in the public market;

            c.     by tender of a promissory note having such terms as may be approved by the Committee and bearing interest at a rate sufficient to avoid imputation of income under the Code;

            d.     by waiver of compensation due or accrued to the Participant for services rendered;

            e.     with respect only to purchases upon exercise of an option, and provided that a public market for the Company's stock exists:

      (1)
      through a "same day sale" commitment from the Participant and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD Dealer") whereby the Participant irrevocably elects to exercise the option and to sell a portion of the Shares so purchased to pay for the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

      (2)
      through a "margin" commitment from the Participant and a NASD Dealer whereby the Participant irrevocably elects to exercise the option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

            f.      by any combination of the foregoing or other method authorized by the Committee.

          At its discretion, the Committee may modify or suspend any method for the exercise of stock options, including any of the methods specified in the previous sentence. Delivery of shares for exercising an Option shall be made either through the physical delivery of shares or through an appropriate certification or attestation of valid ownership.

          8.2    Loan Guarantees.    Except as prohibited by law or regulation, the Committee may authorize a guarantee by the Company of a third-party loan to the Participant for the purpose of purchasing Shares awarded under this Plan.

        9.    WITHHOLDING TAXES.

          9.1    Withholding Generally.    Whenever Shares are to be issued in satisfaction of Awards granted under this Plan, the Company may require the Participant to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such Shares. Whenever, under this Plan, payments in satisfaction of Awards are to be made in cash, such payment will be net of an amount sufficient to satisfy federal, state, and local withholding tax requirements.

          9.2    Stock Withholding.    When, under applicable law, a Participant incurs tax liability in connection with the exercise or vesting of any Award that is subject to tax withholding and the Participant is obligated to pay the Company the amount required to be withheld, the Committee may in its sole discretion allow the Participant to satisfy the minimum withholding tax obligation by electing to have the Company withhold from the Shares to be issued that number of Shares having a Fair Market Value equal to the minimum amount required to be withheld, determined on the date that the amount of tax to be withheld is to be determined. All elections by a Participant to have Shares withheld for this purpose will be made in accordance with the requirements established by the Committee and be in writing in a form acceptable to the Committee.

        10.    PRIVILEGES OF STOCK OWNERSHIP.    No Participant will have any of the rights of a stockholder with respect to any Shares until the Shares are issued to the Participant. After Shares are issued to the Participant, the Participant will be a stockholder and have all the rights of a stockholder with respect to such Shares, including the right to vote and receive all dividends or, other distributions made or paid with respect to such Shares; provided, that if such Shares are Restricted Stock, then any new, additional or different securities the Participant may become entitled to receive with respect to such Shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Company will be subject to the same restrictions as the Restricted Stock; provided, further, that the Participant will have no right to retain such stock dividends or stock distributions with respect to Shares that are repurchased at the Participant's Purchase Price or Exercise Price pursuant to Section 12.

        11.    TRANSFERABILITY.

          11.1    Non-Transferability of Options.    No Option granted under the Plan shall be transferable by the Participant otherwise than by will or by the laws of descent and distribution, and such option right shall be exercisable, during the Participant's lifetime, only by the Participant. Notwithstanding the foregoing, the Committee may set forth in an Award Agreement at the time of grant or thereafter that the Options (other than Incentive Stock Options) may be transferred to members of the Participant's immediate family, to trusts solely for the benefit of such immediate family members and to partnerships or limited liability companies in which such family members and/or trusts are the only partners or members, as the case may be. For this purpose, immediate family means the Participant's spouse, parents, children, stepchildren, grandchildren and legal dependants. Any transfer of options made under this provision will not be effective until notice of such transfer is delivered to the Company.

          11.2    Rights of Transferee.    Notwithstanding anything to the contrary herein, if an option has been transferred in accordance with Section 11.1 above, the option shall be exercisable solely by the transferee. The option shall remain subject to the provisions of the Plan, including that it will be exercisable only to the extent that the Participant or Participant's estate would have been entitled to exercise it if the Participant had not transferred the Option. In the event of the death of the Participant prior to the expiration of the right to exercise the transferred option, the period during which the option shall be exercisable will terminate on the date 12 months following the date of the Participant's death. In no event will the option be exercisable after the expiration of the exercise period set forth in the Award Agreement. The Option shall be subject to such other rules relating to transferees as the Committee shall determine.

        12.    RESTRICTIONS ON SHARES.    At the discretion of the Committee, the Company may reserve to itself and/or its assignee(s) in the Award Agreement a right to repurchase a portion of or all Unvested Shares held by a Participant following such Participant's Termination at any time within three (3) months after the later of Participant's Termination Date and the date Participant purchases Shares under this Plan, for cash and/or cancellation of purchase money indebtedness, at the Participant's Exercise Price or Purchase Price, as the case may be.

        13.    CERTIFICATES.    All certificates for Shares or other securities delivered under this Plan will be subject to such stock transfer orders, legends and other restrictions, consistent with the terms of the Awards, as the Committee may deem necessary or advisable, including restrictions under any applicable federal, state or foreign securities law, or any rules, regulations and other requirements of the SEC or any stock exchange or automated quotation system upon which the Shares may be listed or quoted.

        14.    ESCROW; PLEDGE OF SHARES.    To enforce any restrictions on a Participant's Shares, the Committee may require the Participant to deposit all certificates representing Shares, together with stock powers or other instruments of transfer approved by the Committee, appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated, and the Committee may cause a legend or legends referencing such restrictions to be placed on the certificates. Any Participant who is permitted to execute a promissory note as partial or full consideration for the purchase of Shares under this Plan will be required to pledge and deposit with the Company all or part of the Shares so purchased as collateral to secure the payment of Participant's obligation to the Company under the promissory note; provided, however, that the Committee may require or accept other or additional forms of collateral to secure the payment of such obligation and, in any event, the Company will have full recourse against the Participant under the promissory note notwithstanding any pledge of the Participant's Shares or other collateral. In connection with any pledge of the Shares, Participant will be required to execute and deliver a written pledge agreement in such form as the Committee will from time to time approve. In the discretion of the Committee, the pledge agreement may provide that the Shares purchased with the promissory note may be released from the pledge on a pro rata basis as the promissory note is paid.

        15.    EXCHANGE AND BUYOUT OF AWARDS.    The Committee may, at any time or from time to time, authorize the Company, with the consent of the respective Participants, to issue new Awards in exchange for the surrender and cancellation of any or all outstanding Awards. The Committee may at any time buy from a Participant an Award previously granted with payment in cash, Shares (including Restricted Stock) or other consideration, based on such terms and conditions as the Committee and the Participant may agree.

        16.    SECURITIES LAW AND OTHER REGULATORY COMPLIANCE.    An Award will not be effective unless such Award is in compliance with all applicable federal and state securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the date of grant of the Award and also on the date of exercise or other issuance. However, in the event that an Award is not effective as discussed in the preceding sentence, the Company will use reasonable efforts to modify, revise or renew such Award in a manner so as to make the Award effective. Notwithstanding any other provision in this Plan, the Company will have no obligation to issue or deliver certificates for Shares under this Plan prior to: (a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and/or (b) completion of any registration or other qualification of such Shares under any state or federal law or ruling of any governmental body that the Company determines to be necessary or advisable. The Company will be under no obligation to register the Shares with the SEC or to effect compliance with the registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system, and the Company will have no liability for any inability or failure to do so.

        17.    [Intentionally omitted.]

        18.    CORPORATE TRANSACTIONS.

          18.1    Assumption or Replacement of Awards by Successor.    If a Change-of-Control Event occurs:

    (i)
    the successor company in any Change-of-Control Event may, if approved in writing by the Committee prior to any Change-of-Control Event:

    (1)
    substitute equivalent options or Awards or provide substantially similar consideration to Participants as was provided to stockholders (after taking into account the existing provisions of the Awards), or

    (2)
    issue, in place of outstanding Shares of the Company held by the Participant, substantially similar shares or substantially similar other securities or substantially similar other property subject to repurchase restrictions no less favorable to the Participant.

    (ii)
    Notwithstanding anything in this Plan to the contrary, the Committee may, in its sole discretion, provide that the vesting of any or all options and Awards granted pursuant to this Plan will accelerate immediately prior to the consummation of a Change-of-Control Event. If the Committee exercises such discretion with respect to Options, such options will become exercisable in full prior to the consummation of such event at such time and on such conditions as the Committee determines, and if such Options are not exercised prior to the consummation of such event, they shall terminate at such time as determined by the Committee.

          18.2    Other Treatment of Awards.    Subject to any rights and limitations set forth in Section 18.1, if a Change-of-Control Event occurs or has occurred, any outstanding Awards will be treated as provided in the applicable agreement or plan of merger, consolidation, dissolution, liquidation, or sale of assets constituting the Change-of-Control Event.

          18.3    Assumption of Awards by the Company.    The Company, from time to time, also may substitute or assume outstanding awards granted by another company, whether in connection with an acquisition of such other company or otherwise, by either (a) granting an Award under this Plan in substitution of such other company's award, or (b) assuming such award as if it had been granted under this Plan if the terms of such assumed award could be applied to an Award granted under this Plan. Such substitution or assumption will be permissible if the holder of the substituted or assumed award would have been eligible to be granted an Award under this Plan if the other company had applied the rules of this Plan to such grant. If the Company assumes an award granted by another company, the terms and conditions of such award will remain unchanged (except that the exercise price and the number and nature of Shares issuable upon exercise of any such option will be adjusted appropriately pursuant to Section 424(a) of the Code). If the Company elects to grant a new Option rather than assuming an existing option, such new Option may be granted with a similarly adjusted Exercise Price.

          18.4    Adjustment of Shares.    In the event that the number of outstanding shares is changed by a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in the capital structure of the Company without consideration, then (a) the number of Shares reserved for issuance under this Plan, (b) the Exercise Prices of and number of Shares subject to outstanding Options, and (c) the number of Shares subject to other outstanding Awards will be proportionately adjusted, subject to any required action by the Board or the stockholders of the Company and compliance with applicable securities laws; provided, however, that fractions of a Share will not be issued but will either be replaced by a cash payment equal to the Fair Market Value of such fraction of a Share or will be rounded up to the nearest whole Share, as determined by the Committee.

        19.    ADOPTION AND STOCKHOLDER APPROVAL.    This Plan will become effective on the date that this Plan is approved by the stockholders of the Company, consistent with applicable laws (the "Effective Date").

        20.    TERM OF PLAN.    Unless earlier terminated as provided herein, this Plan will terminate ten (10) years from the date this Plan is adopted by the Board. The expiration of the Plan, however, shall not affect the rights of Participants under Options theretofore granted to them, and all unexpired options and Awards shall continue in force and operation after termination of the Plan, except as they may lapse or be terminated by their own terms and conditions.

        21.    AMENDMENT OR TERMINATION OF PLAN.    The Board may at any time terminate or amend this Plan in any respect, including without limitation, amendment of any form of Award Agreement or instrument to be executed pursuant to this Plan; provided, however, that the Board will not, (i) without the approval of the stockholders of the Company, amend this Plan in any manner that applicable law or regulation requires such stockholder approval, or (ii) without the written consent of the Participant substantially alter or impair any Option or Award previously granted under the Plan. Notwithstanding the foregoing, if an option has been transferred in accordance with the terms of this Plan, written consent of the transferee (and not the Participant) shall be necessary to substantially alter or impair any option or Award previously granted under the Plan.

        22.    EFFECT OF SECTION 162(m) OF THE CODE.    The Plan, and all Awards designated by the Committee as "performance-based compensation" for purposes of Section 162(m) of the Code are intended to be exempt from the application of Section 162(m) of the Code, which restricts under certain circumstances the Federal income tax deduction for compensation paid by a public company to certain executives in excess of $1 million per year. The Committee may, without stockholder approval (unless otherwise required to comply with Rule 16l-3 under the Exchange Act or in accordance with applicable market or exchange requirements), amend the Plan retroactively and/or prospectively to the extent it determines necessary in order to comply with any subsequent clarification of Section 162(m) of the Code required to preserve the Company's Federal income tax deduction for compensation paid pursuant to the Plan. To the extent that the Committee determines as of the Date of Grant of an Award that (i) the Award is intended to comply with Section 162(m) of the Code and (ii) the exemption described above is no longer available with respect to such Award, such Award shall not be effective until any stockholder approval required under Section 162(m) of the Code has been obtained. Notwithstanding the foregoing, if the Committee deems it to be in the interest of the Company, the Committee retains the discretion to make such Awards under the Plan that may not comply with the requirements of Section 162(m) of the Code.

        23.    GENERAL.

        23.1    Additional Provisions of an Award.    Awards under the Plan also may be subject to such other provisions (whether or not applicable to the benefit awarded to any other Participant) as the Committee determines to be appropriate including, without limitation, provisions to assist the Participant in financing the purchase of Stock upon the exercise of options, provisions for the forfeiture of or restrictions on resale or other disposition of Shares acquired under any Award, provisions giving the Company the right to repurchase Shares acquired under any Award in the event the Participant elects to dispose of such shares, provisions which restrict a Participant's ability to sell Shares for a period of time under certain circumstances, and provisions to comply with Federal and state securities laws and Federal and state tax withholding requirements. Any such provisions shall be reflected in the applicable Award Agreement. In addition, the Committee may, in its discretion, provide in an Award Agreement that, in the event that the Participant engages, within a specified period after termination of employment, in certain activity specified by the Committee that is deemed detrimental to the interests of the Company (including, but not limited to, the breach of any non-solicitation and/or non-compete agreements with the Company), the Participant will forfeit all rights under any Options or other Awards that remain outstanding as of the time of such act and will return to the Company an amount of Shares with a Fair Market Value (determined as of the date such shares are returned) equal to the amount of any gain realized upon the exercise of any Option that occurred within a specified time period.

        23.2.    Claim to Awards and Employment Rights.    Unless otherwise expressly agreed in writing by the Company, no employee or other person shall have any claim or right to be granted an Award under the Plan or, having been selected for the grant of an Award, to be selected for a grant of any other Award. Nothing in this Plan or any Award granted under this Plan will confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Subsidiary of the Company or limit in any way the right of the Company or any Subsidiary of the Company to terminate Participant's employment or other relationship at any time, with or without cause.

        23.3.    Designation and Change of Beneficiary.    Each Participant shall file with the Committee a written designation of one or more persons as the beneficiary who shall be entitled to receive the amounts payable with respect to an Award of Restricted Stock, if any, due under the Plan upon his death. A Participant may, from time to time, revoke or change his beneficiary designation without the consent of any prior beneficiary by filing a new designation with the Committee. The last such designation received by the Committee shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Committee prior to the Participant's death, and in no event shall it be effective as of a date prior to such receipt. If no beneficiary designation is filed by the Participant, the beneficiary shall be deemed to be the Participant's spouse or, if the Participant is unmarried at the time of death, the Participant's estate.

        23.4.    Payments to Persons Other Than Participants.    If the Committee shall find that any person to whom any amount is payable under the Plan is unable to care for his or her affairs because of illness or accident, or is a minor, or is otherwise legally incompetent or incapacitated or has died, then any payment due to such person or such person's estate (unless a prior claim therefor has been made by a duly appointed legal representative) may, if the Committee so directs the Company, be paid to such person's spouse, child, relative, an institution maintaining or having custody of such person, or any other person deemed by the Committee, in its absolute discretion, to be a proper recipient on behalf of such person otherwise entitled to payment. Any such payment shall be a complete discharge of the liability of the Committee and the Company therefor.

        23.5.    No Liability of Committee Members.    No member of the Committee shall be personally liable by reason of any contract or other instrument executed by such Committee member or on his or her behalf in his or her capacity as a member of the Committee nor for any mistake of judgment made in good faith, and the Company shall indemnify and hold harmless each member of the Committee and each other employee, officer or director of the Company to whom any duty or power relating to the administration or interpretation of the Plan may be allocated or delegated, against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim) arising out of any act or omission to act in connection with the Plan unless arising out of such person's own fraud or willful bad faith; provided, however, that approval of the Board shall be required for the payment of any amount in settlement of a claim against any such person. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Articles of Incorporation or By-Laws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

        23.6.    Governing Law.    The Plan and all agreements hereunder shall be governed by and construed in accordance with the internal laws of the State of Delaware without regard to the principles of conflicts of law thereof.

        23.7.    Funding.    No provision of the Plan shall require the Company, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made or otherwise to segregate any assets, nor shall the Company maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund for such purposes. Participants shall have no rights under the Plan other than as general unsecured creditors of the Company, except that insofar as they may have become entitled to payment of additional compensation by performance of services, they shall have the same rights as other employees under general law.

        23.8.    Reliance on Reports.    Each member of the Committee and each member of the Board shall be fully justified in relying, acting or failing or refusing to act, and shall not be liable for having so relied, acted or failed or refused to act in good faith, upon any report made by the independent public accountant of the Company and its subsidiaries and Affiliates and upon any other information furnished in connection with the Plan by any person or persons other than himself.

        23.9.    Relationship to Other Benefits.    No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, profit sharing, group insurance or other benefit plan of the Company or any Subsidiary except as otherwise specifically provided in such other plan.

        23.10.    Expenses.    The expenses of administering the Plan shall be borne by the Company and its Subsidiaries and Affiliates.

        23.11.    Pronouns.    Masculine pronouns and other words of masculine gender shall refer to both men and women.

        23.12.    Titles and Headings.    The titles and headings of the sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings shall control.

        23.13.    Termination of Employment.    For all purposes herein, a person who transfers from employment or service with the Company to employment or service with a Subsidiary or Affiliate or vice versa shall not be deemed to have terminated employment or service with the Company, a Subsidiary or Affiliate.

        23.14    Nonexclusivity of the Plan.    Neither the adoption of this Plan by the Board, the submission of this Plan to the stockholders of the Company for approval, nor any provision of this Plan will be construed as creating any limitations on the power of the Board to adopt such incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options and bonuses otherwise than under this Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

        23.15    Employees Based Outside of the United States.    Notwithstanding any provision of the Plan to the contrary, in order to foster and promote achievement of the purposes of the Plan or to comply with provisions of laws in other countries in which the Company, its Affiliates, and its Subsidiaries operate or have employees, the Committee, in its sole discretion, shall have the power and authority to (i) determine which employees employed outside the United States are eligible to participate in the Plan, (ii) modify the terms and conditions of Awards granted to employees who are employed outside the United States, and (iii) establish subplans (through the addition of schedules to the Plan or otherwise), modify option exercise procedures and other terms and procedures to the extent such actions may be necessary or advisable.

        24.    DEFINITIONS.    As used in this Plan, the following terms will have the following meanings:

  "Affiliate" means any entity in which the Company has an ownership interest of at least 20%.

  "Award" means any award under this Plan, including any Option, Restricted Stock or Stock Bonus.

  "Award Agreement" means, with respect to each Award, the signed written agreement between the Company and the Participant setting forth the terms and conditions of the Award.

  "Board" means the Board of Directors of the Company.

  "Cause" means the Company, a Subsidiary or Affiliate having cause to terminate a Participant's employment or service under any existing employment, consulting or any other agreement between the Participant and the Company or a Subsidiary or Affiliate or, in the absence of such an employment, consulting or other agreement, upon (i) the determination by the Committee that the Participant has ceased to perform his duties to the Company, a Subsidiary or Affiliate (other than as a result of his incapacity due to physical or mental illness or injury), which failure amounts to an intentional and extended neglect of his duties to such party, (ii) the Committee's determination that the Participant has engaged or is about to engage in conduct materially injurious to the company, a Subsidiary or Affiliate or (iii) the Participant having been convicted of a felony or a misdemeanor carrying a jail sentence of six months or more.

  "Change-of-Control Event" means the occurrence of any one or more of the following events: (i) there shall have been a change in a majority of the Board of Directors of the Company within a two (2) year period, unless the appointment of a director or the nomination for election by the Company's stockholders of each new director was approved by the vote of a majority of the directors then still in office who were in office at the beginning of such two (2) year period, or (ii) the Company shall have been sold by either (A) a sale of all or substantially all its assets, or (B) a merger or consolidation, other than any merger or consolidation pursuant to which the Company acquires another entity, or (C) a tender offer, whether solicited or unsolicited.

  "Code" means the Internal Revenue Code of 1986, as amended. Reference in the Plan to any section of the Code shall be deemed to include any amendments or successor provisions to such section and any regulations under such section.

  "Common Stock" means the outstanding common stock, par value $0.02 per share, of the Company, or any other class of securities into which substantially all the Common Stock is converted or for which substantially all the Common Stock is exchanged.

  "Committee" means the Compensation Committee, the Stock Option Committee or such other committee appointed by the Board consisting solely of two or more Outside Directors or the Board.

  "Company" means Langer, Inc., a Delaware corporation, or any successor corporation.

  "Disability" or "Disabled" means a disability, whether temporary or permanent, partial or total, as determined in good faith by the Committee.

  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

  "Exercise Price" means the price at which a holder of an Option may purchase the Shares issuable upon exercise of the Option.

  "Fair Market Value" means, as of any date, the value of a share of the Company's Common Stock determined as follows:

    a.
    if such Common Stock is publicly traded and is then listed on a national securities exchange, its closing price on the date of determination on the principal national securities exchange on which the Common Stock is listed or admitted to trading, and if there were no trades on such date, on the day on which a trade occurred next preceding such date;

    b.
    if such Common Stork is publicly traded and is then quoted on the NASDAQ National Market, its closing price on the NASDAQ National Market on the date of determination as reported in The Wall Street Journal, and if there were no trades on such date, on the day on which a trade occurred next preceding such date;

    c.
    if such Common Stock is publicly traded but is not quoted on the NASDAQ National Market nor listed or admitted to trading on a national securities exchange, the average of the closing bid and asked prices on the date of determination as reported in The Wall Street Journal or, if not reported in The Wall Street Journal, as reported by any reputable publisher or quotation service, as determined by the Committee in good faith, and if there were no trades on such date, on the day on which a trade occurred next preceding such date;

    d.
    if none of the foregoing is applicable, by the Committee in good faith based upon factors available at the time of the determination, including, but not limited to, capital raising activities of the Company.

  "Insider" means an officer or director of the Company or any other person whose transactions in the Company's Common Stock are subject to Section 16 of the Exchange Act.

  "NASD Dealer" has the meaning set forth in section 8(e).

  "NQSO's" has the meaning set forth in Section 5.

  "Option" means an award of an option to purchase Shares pursuant to Section 5.

  "Outside Director" means a person who is both (i) a "nonemployee director" within the meaning of Rule 16b-3 under the Exchange Act, or any successor rule or regulation and (ii) an "outside director" within the meaning of Section 162(m) of the Code.

  "Participant" means a person who receives an Award under this Plan.

  "Performance Award" means an Award of Shares, or cash in lieu of Shares, pursuant to Section 7.

  "Performance Factors" means the factors selected by the Committee from time to time, including, but not limited to, the following measures to determine whether the performance goals established by the Committee and applicable to Awards have been satisfied: revenue; net revenue; revenue growth; net revenue growth; earnings before interest, taxes, depreciation and amortization ("EBITDA"); adjusted EBITDA; funds from operations; funds from operations per share; operating income (loss); operating income growth; operating cash flow; adjusted operating cash flow return on income; net income; net income growth; pre- or after-tax income (loss); cash available for distribution; cash available for distribution per share; cash and/or cash equivalents available for operations; net earnings (loss); earnings (loss) per share; earnings per share growth; return on equity; return on assets; share price performance (based on historical performance or in relation to selected organizations or indices); total shareholder return; total shareholder return growth; economic value added; improvement in cash-flow (before or after tax); successful capital raises; and confidential business unit objectives.

  "Performance Period" means the period of service determined by the Committee, not to exceed five years, during which years of service or performance is to be measured for Restricted Stock Awards or Performance Awards.

  "Plan" means Langer, Inc. 2005 Stock Incentive Plan, as amended from time to time.

  "Restricted Stock Award" means an award of Shares pursuant to Section 6.

  "SAR" or "SARs" shall have the meaning established in Section 5.12 hereof.

  "SEC" means the Securities and Exchange Commission.

  "Securities Act" means the Securities Act of 1933, as amended.

  "Shares" means shares of the Company's Common Stock reserved for issuance under this Plan, as adjusted pursuant to Section 18, and any successor security.

  "Stock Unit" means an Award giving the right to receive Shares granted under either Section 6.8 or Section 7 of the Plan.

  "Subsidiary" means any corporation or other legal entity (other than the Company) in an unbroken chain of corporations and/or other legal entities beginning with the Company if each of the corporations and entities other than the last corporation or entity in the unbroken chain owns stock, other equity securities or other equity interests possessing 50o or more of the total combined voting power of all classes of stock, other equity securities or other equity interests in one of the other corporations or entities in such chain.

  "Ten Percent Stockholder" has the meaning set forth in Section 5.2.

  "Termination" or "Terminated" means, for purposes of this Plan with respect to a Participant, that the Participant has for any reason ceased to provide services as an employee, officer, director, consultant, independent contractor, or advisor to the Company or a Subsidiary of the Company. An employee will not be deemed to have ceased to provide services in the case of (i) sick leave, (ii) military leave, or (iii) any other leave of absence approved by the Committee, provided, that such leave is for a period of not more than 90 days, unless re-employment upon the expiration of such leave is guaranteed by contract or statute or unless provided otherwise pursuant to formal policy adopted from time to time by the Company and issued and promulgated to employees in writing. In the case of any employee on an approved leave of absence, the Committee may make such provisions respecting suspension of vesting of the Award while on leave from the employ of the Company or a Subsidiary as it may deem appropriate, except that in no event may an Option be exercised after the expiration of the term set forth in the option agreement. The Committee will have sole discretion to determine whether a Participant has ceased to provide services and the effective date on which the Participant ceased to provide services (the "Termination Date").

  "Unvested Shares" means "Unvested Shares" as defined in the Award Agreement.

  "Vested Shares" means "Vested Shares" as defined in the Award Agreement.

LANGER, INC. 450 COMMACK ROAD DEER PARK, NY 11729	VOTE BY MAIL - Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Langer, Inc., c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.
Please date, sign and mail your proxy card back as soon as possible!
Annual Meeting of Stockholders LANGER, INC.
June 23, 2005

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:          LANGER          KEEP THIS PORTION FOR YOUR RECORDS

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DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

LANGER, INC.

1.	ELECTION OF DIRECTORS
	Nominees:	01) Warren B. Kanders
		02) Burtt R. Ehrlich	For	Withhold	For All	To withhold authority to vote for any of the
		03) Jonathan R. Foster	All	All	Except	listed nominees, mark "For All Except" and
		04) Arthur Goldstein				write the nominee's number on the line below.
05) Andrew H. Meyers
		06) Gregory R. Nelson	☐	☐	☐
Proposal						For	Against	Abstain
2.	APPROVAL OF 2005 STOCK INCENTIVE PLAN
						☐	☐	☐

PLEASE DATE, SIGN AND RETURN THIS PROXY.

THANK YOU.

NOTE: Signature should agree with name on stock certificate as printed thereon. Executors, administrators, trustees and other fiduciaries should so indicate when signing.

In their discretion, the named proxies are authorized to vote upon such other business as may properly come before the Annual Meeting, or any adjournments or postponements thereof.

	Granted	Withheld
AUTHORITY IS:	☐	☐

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

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This Proxy is Solicited on behalf of the Board of Directors of

LANGER, INC.

ANNUAL MEETING OF STOCKHOLDERS

June 23, 2005

        The undersigned hereby appoints each of Andrew H. Meyers and Joseph P. Ciavarella as proxies, individually, each with full power of substitution, and hereby authorizes each of them to appear and vote, as designated below, all shares of Common Stock of Langer, Inc., held of record by the undersigned on May 11, 2005, at the Annual Meeting of Stockholders to be held on June 23, 2005, and any adjournments or postponements thereof, and in their discretion upon any and all other matters which may properly be brought before the meeting or any adjournments or postponements thereof, and hereby revokes all earlier proxies of the undersigned.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. UNLESS OTHERWISE SPECIFIED, THE SHARES WILL BE VOTED "FOR" EACH PROPOSAL.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE PROPOSALS.

(To be Signed on Reverse Side)

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INTRODUCTION
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
STOCK OPTION PLANS
PROPOSAL 1 ELECTION OF DIRECTORS
CORPORATE GOVERNANCE
REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
EXECUTIVE OFFICERS OF THE COMPANY
EXECUTIVE COMPENSATION
REPORT ON EXECUTIVE COMPENSATION BY THE COMPENSATION COMMITTEE
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
PROPOSAL 2 APPROVAL OF 2005 STOCK INCENTIVE PLAN
OTHER MATTERS
APPENDIX A LANGER, INC. 2005 STOCK INCENTIVE PLAN